UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Immunomedics, Inc.

(Name of Registrant as Specified In Its Charter)

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October 23, 2006

Dear Fellow Stockholders:

I am pleased to invite you to our 2006 Annual Meeting of Stockholders. This year’s meeting, which will be the 23rd since our founding in 1982, and the 22nd since we went public in 1984, will be held on Wednesday, December 6, 2006, at 10:00 a.m., local time, at our executive offices located at 300 American Road, Morris Plains, New Jersey 07950. The Annual Meeting is an excellent opportunity to learn more about our research and development efforts as well as our product pipeline of therapeutic product candidates. I hope you will make every effort to join us at our Annual Meeting.

On the pages after this letter, you will find the notice of our 2006 Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice. We have also enclosed your proxy card and our annual report for the fiscal year ended June 30, 2006.

Your vote at this meeting is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. If you are a stockholder of record, you may vote over the Internet, by telephone or by mailing the enclosed proxy card in the envelope provided. You will find voting instructions in the proxy statement and on the enclosed proxy card. If your shares are held in “street name” — that is, held for your account by a broker or other nominee—you will receive instructions from the holder of record, that you must follow for your shares to be voted.

With many thanks for your ongoing support and continued interest in Immunomedics, I am

Sincerely yours,

CYNTHIA L. SULLIVAN

President and Chief Executive Officer

IMMUNOMEDICS, INC.

300 American Road

Morris Plains, New Jersey 07950

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

Date		Wednesday, December 6, 2006

Time		10:00 a.m., local time

Place		300 American Road, Morris Plains, New Jersey 07950

Proposals	1.	Elect eight directors to serve for a term of one year until the 2007 Annual Meeting of Stockholders;

	2.	Approve the proposed Immunomedics, Inc. 2006 Stock Incentive Plan authorizing up to 12,000,000 shares of common stock for issuance, which is comprised of 6,736,625 shares of common stock available for issuance under the Immunomedics, Inc. 2002 Stock Option Plan (including 5,349,700 shares subject to outstanding options) and an additional increase of 5,263,375 shares of common stock;

	3.	Ratify the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007; and

	4.	Consider any other business as may properly come before the Annual Meeting or any postponement or adjournment of the meeting.

Record Date		Only stockholders of record at the close of business on the record date, October 11, 2006, are entitled to receive notice of and to vote at the Annual Meeting and any adjournment of the meeting.

Stock transfer Books		The stock transfer books will remain open between the record date and the date of the Annual Meeting. A complete list of stockholders entitled to vote will be available from our Secretary at our executive offices for a period of 10 days before the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY VOTE YOUR PROXY BY TELEPHONE, BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

On behalf of the Board of Directors,

PHYLLIS PARKER, Secretary

October 23, 2006

IMMUNOMEDICS, INC.

300 American Road

Morris Plains, New Jersey 07950

www.immunomedics.com

PROXY STATEMENT—2006 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains information about the 2006 Annual Meeting of stockholders of Immunomedics, Inc., a Delaware corporation, including any postponements or adjournments of the meeting. The meeting will be held at our executive offices located at 300 American Road, Morris Plains, New Jersey 07950, on Wednesday, December 6, 2006, at 10:00 a.m., local time. In this proxy statement, we sometimes refer to Immunomedics, Inc. and our consolidated subsidiaries as “Immunomedics,” the “Company,” “we” or “us.”

We are sending you this proxy statement and related materials in connection with the solicitation of proxies by our Board of Directors.

Our Annual Report for the fiscal year ended June 30, 2006, was first mailed to stockholders, along with these proxy materials, on or about October 23, 2006.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2006 is available on the Internet at our website at www.immunomedics.com or through the SEC’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Form 10-K, which we will provide to you without charge, either write to our Investor Relations Department, Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey 07950, or e-mail Investor Relations at “investor@immunomedics.com.”

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY VOTE YOUR PROXY BY TELEPHONE, BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

VOTING PROCEDURES

WHO CAN VOTE?

Each share of our common stock that you owned as of the close of business on October 11, 2006, the record date for the 2006 Annual Meeting, entitles you to one vote on each matter to be voted upon at the Annual Meeting. On the record date, there were 57,538,031 shares of Immunomedics common stock issued and outstanding and entitled to vote. Accordingly, there are an aggregate of 57,538,031 votes entitled to be cast at the Meeting.

HOW DO I VOTE?	If your shares are registered directly in your name, you may vote:

•	Over the Internet or by Telephone. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or over the Internet by following the instructions included on the proxy card. Stockholders with shares registered directly with us may vote (i) by telephone by dialing 1-800-PROXIES (1-800-776-9437) (toll free from the United States and Canada) or (ii) by Internet by going to the website of our tabulator, www.voteproxy.com. If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Time) on the day before the meeting. You must specify how you want your shares voted or your Internet or telephone vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions

•	By Mail. Complete and sign the enclosed proxy and mail it in the enclosed postage prepaid envelope to American Stock Transfer & Trust Company. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In Person at the Meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held for your account by a broker or other nominee) you may vote:

•	Over the Internet or by Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.

•	By Mail. You will receive instructions from your broker or other nominee explaining how to cast your vote.

•	In Person at the Meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares.

HOW CAN I CHANGE MY VOTE?	You may revoke your proxy and change your vote at any time before the meeting. To do this, you must do one of the following:

•	Vote over the Internet or by Telephone as instructed above. Only your latest Internet vote is counted.

•	Sign and date a new proxy and submit it as instructed above. Only your latest proxy vote is counted.

•	Attend the meeting and vote in person. Attending the meeting will not revoke your proxy unless you specifically request it.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or return your proxy, or attend and vote at the meeting. If you have misplaced your proxy, you may obtain another by contacting American Stock Transfer & Trust Company at 1-877-777-0800, or writing them at 59 Maiden Lane, New York, New York 10038.

If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either: vote your shares on routine matters, or leave your shares unvoted. Proposal 1, the election of directors, and Proposal 3, the ratification of the independent registered public accounting firm, are each considered routine matters. Nonetheless, we encourage you to provide voting instructions to your brokerage firm by submitting your proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have more than one account, which may be at the transfer agent, with stockbrokers or otherwise. Please vote over the Internet, or complete and return all proxies for each account to ensure that all of your shares are voted.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A majority of our outstanding shares of common stock as of the record date must be present at the meeting to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if the stockholder votes over the Internet, completes and submits a proxy or is present in person at the meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the meeting will be adjourned until we obtain a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER AND HOW ARE VOTES COUNTED?	Proposal 1—Election of Directors.

To elect each director nominee, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Immunomedics common stock present or represented by proxy at the meeting and voting on the matter must vote FOR the director. Abstentions are not counted for purposes of electing directors. If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm has authority to vote your unvoted shares held by the firm on Proposal 1 since such matter is considered routine. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Withholding authority to vote for a nominee for director is similar to an abstention and will have no effect on the outcome of the vote, as it will not be counted as a vote cast. If you wish to vote against a nominee for director, please write in such nominee’s name in the space provided on the proxy card.

Proposal 2—Approve the Immunomedics, Inc. 2006 Stock Incentive Plan authorizing up to 12,000,000 shares of common stock for issuance, which is comprised of 6,736,625 shares of common stock available for issuance under the Immunomedics, Inc. 2002 Stock Option Plan (including 5,349,700 shares subject to outstanding options) and an additional increase of 5,263,375 shares of common stock.

To approve Proposal 2, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Immunomedics common stock present or represented by proxy at the meeting and voting on the matter must vote FOR the proposal. An abstention will have no effect on the outcome of the vote, as it will not be counted as a vote cast.

Proposal 3—Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

To approve Proposal 3, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Immunomedics common stock present or represented by proxy at the meeting and voting on the matter must vote FOR the proposal. An abstention will have no effect on the outcome of the vote, as it will not be counted as a vote cast. If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm has authority to vote your unvoted shares held by the firm on Proposal 3 since it is considered routine. If your broker cannot vote your shares on any other matter because it does not have instructions from you or discretionary voting authority on that matter, this is referred to as a “broker non-vote.” Broker non-votes will have no effect on the outcome of the vote.

The inspector of election appointed for the 2006 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?	Our Board of Directors recommends that you vote:

•	FOR Proposal 1—elect our eight nominees to the Board of Directors for a one-year term ending at the 2007 Annual Meeting of Stockholders or such time as their respective successors are duly elected and qualified;

•	FOR Proposal 2—approve the proposed Immunomedics, Inc. 2006 Stock Incentive Plan; and

•	FOR Proposal 3—ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE MEETING?

We do not know of any other matters that may come before the Annual Meeting other than the election of directors, approval of the proposed Immunomedics, Inc. 2006 Stock Incentive Plan and ratification of the independent registered public accounting firm. If any other matters are properly presented to the meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

We intend to announce preliminary voting results at the Meeting. We will publish final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2007, which we are required to file with the Securities and Exchange Commission (the “SEC”) on or before February 9, 2007. To request a printed copy of our Quarterly Report on Form 10-Q, please write to Investor Relations, Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey 07950, or e-mail Investor Relations at investor@immunomedics.com You will also be able to find a copy on the Internet through our website at www.immunomedics.com or through the SEC’s electronic data system called EDGAR at www.sec.gov.

WHO WILL PAY THE COSTS OF SOLICITING THESE PROXIES?

We will pay the costs of soliciting proxies. In addition to the mailing of these proxy materials, our directors, officers and employees may solicit proxies by telephone, e-mail and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

HOW CAN I RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS OVER THE INTERNET INSTEAD OF RECEIVING PRINTED COPIES IN THE MAIL?

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2006, are available on our Internet site at www.immunomedics.com. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving printed copies in the mail. If you are a stockholder of record, you can choose this option when you vote over the Internet and save us the cost of producing and mailing these documents. If you are a stockholder of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy in the mail next year with instructions containing the Internet address to access those documents. If your shares are held through a broker or other nominee, you should check the information provided by them for instructions on how to elect to view future proxy statements and annual reports over the Internet.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors has nominated eight people to serve as members of the Board of Directors until the 2007 Annual Meeting of Stockholders. Each nominee currently serves as a member of the Board of Directors and each has previously been elected by our stockholders.

The Board of Directors recommends a vote FOR each of the nominees named below.

At its regularly scheduled meeting on September 20, 2006, our Board of Directors, upon the recommendation of our Governance and Nominating Committee, voted to nominate Dr. David M. Goldenberg, Ms. Cynthia L. Sullivan, Dr. Morton Coleman, Dr. Marvin E. Jaffe, Ms. Mary E. Paetzold, Mr. Richard R. Pivirotto, Mr. Brian A. Markison and Mr. Don C. Stark for re-election at the 2006 Annual Meeting of Stockholders to serve until the 2007 Annual Meeting of Stockholders, or such later date as their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal. Set forth below are their ages as of September 30, 2006, their offices with us, if any, their principal occupations or employment for the past five years, the length of their tenure as directors, and the names of other public companies in which they serve as a member of the board of directors.

The persons named in the enclosed proxy will vote to elect as directors the eight nominees listed below, unless you indicate on the proxy that your vote should be withheld from, or that you wish to vote against, any or all of these nominees. All of the nominees have indicated their willingness to serve, if elected, but if any of them should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors, unless the Board chooses to reduce the number of directors serving on the Board.

NOMINEES FOR DIRECTORS

Dr. David M. Goldenberg	Principal occupation: Chairman of the Board of Directors and Chief Strategic Officer, Immunomedics, Inc.

Age: 68	Prior business experience:

Director since: 1982	• Founded Immunomedics in 1982.

Executive Committee	• Chief Executive Officer from July 1982 through July 1992; February 1994 through May 1998; and July 1999 through March 2001.

• Chief Strategic Officer from July 2003 to present.

• Chief Scientific Officer from March 2001 to June 2003.

• Serves concurrently as the President and Trustee of the Center for Molecular Medicine and Immunology, an independent, non-profit research center.

• Serves concurrently as the President of the Garden State Cancer Center, a subsidiary of the Center for Molecular Medicine and Immunology, and a Trustee of the Garden State Cancer Center Foundation.

• Serves concurrently as the Chairman of the Board of IBC Pharmaceuticals, Inc., a majority-owned subsidiary of the Company.

Cynthia L. Sullivan	Principal occupation: President and Chief Executive Officer, Immunomedics, Inc.

Age: 50	Prior business experience:

Director since: 2001	• Joined Immunomedics in 1985.

Executive Committee	• President and Chief Executive Officer since March 2001.

• Previously served as President from December 2000 to March 2001; and as Executive Vice President and Chief Operating Officer from June 1999 to December 2000.

• Concurrently serves as Acting President of IBC Pharmaceuticals, Inc.

Public company directorships: Digene Corp., a leader in molecular diagnostics and women’s health diagnostic markets.

Dr. Morton Coleman	Principal occupation: Clinical Professor of Medicine

Age: 67	Prior business experience:

Director since: 2000	• Director of the Center for Lymphoma and Myeloma in the Division of Hematology Oncology since 1997, at New York Presbyterian Hospital—Cornell Medical Center.

Research and Development Committee	• Clinical Professor of Medicine at the Weill Medical College of Cornell University since 1986.

Dr. Marvin E. Jaffe	Principal occupation: Healthcare consultant

Age: 70	Prior business experience:

Director since: 1994 Audit Committee Compensation Committee Governance and Nominating Committee Research and Development Committee	• Healthcare consultant 1994 to present. • President, RW Johnson Pharmaceutical Research Institute from August 1988 until March 1994.

Brian A. Markison	Principal occupation: President, Chief Executive Officer and Director, King Pharmaceuticals, Inc.

Age: 47	Prior business experience:

Director since: 2004 Compensation Committee Governance and Nominating Committee Research & Development Committee

•      Previously served as President of Bristol-Myers Squibb’s Oncology, Virology and Oncology Therapeutics Network Businesses from 2002 until 2004.

•      From 1999 to 2001, Mr. Markison served in various positions, including President, Bristol-Myers Squibb’s Oncology, Virology and Oncology Therapeutics Network Dupont Integration; Senior Vice President, Licensing and & External Development.

Public company directorships: King Pharmaceuticals, Inc., a vertically integrated pharmaceutical company engaged in the development, manufacturing, marketing and sales of branded prescription pharmaceutical products.

Mary E. Paetzold	Principal occupation: Retired Certified Public Accountant with over 30 years of experience with public and private companies

Age: 57	Prior business experience:

Director since: 2001 Audit Committee Compensation Committee Governance and Nominating Committee

•      Vice President, Chief Financial Officer, Secretary, and Treasurer of Ecogen, Inc., from 1994 to 2000, member of the Ecogen Board of Directors from 1996 to 1997.

•      Served as audit partner, and as SEC reviewing partner, at KPMG LLP, an independent registered public accounting firm, prior to 1994.

Public company directorships: Orthovita, Inc., a leader in the development of synthetic biologically active tissue products.

Richard R. Pivirotto	Principal occupation: Management Consultant

Age: 76	Prior business experience:

Director since: 1991 Executive Committee Audit Committee Compensation Committee Governance and Nominating Committee

•      President of Richard R. Pivirotto Company, Inc., an independent management consulting firm since 1981.

•      Previously served as President and Chairman of Associated Dry Goods Corp., a chain of retail department stores, of which he also served as a director until 1986.

Public company directorships: General American Investors Company, Inc., The New York Life Insurance Company and Connecticut Community Bank N.A.

Don C. Stark	Principal occupation: Marketing and Business Development Consultant

Age: 52	Prior business experience:

Director since: 2005 Audit Committee Research and Development Committee

•      Chief Executive Officer and President of Whistler Associates, Inc., a marketing and strategic planning consulting firm for companies focused on oncology, since 1996.

•      From 1980 to 1995, Mr. Stark served in various market research, marketing and business development positions at Bristol-Myers Squibb Oncology Division, Immunex and Repligen, all in the fields of oncology and immunology.

•      From 2002 to the present, he has concurrently served as partner and member of the Board of Directors of Strategic Answers, Inc., a strategic planning consulting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ELECT EACH OF OUR EIGHT NOMINEES TO THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS.

PROPOSAL 2—APPROVAL OF THE IMMUNOMEDICS, INC. 2006 STOCK INCENTIVE PLAN

In October 2006, the Board of Directors adopted the Immunomedics, Inc. 2006 Stock Incentive Plan (the “2006 Plan”), subject to stockholder approval. The Board of Directors has directed that the proposal to approve the 2006 Plan be submitted to the Company’s stockholders for their approval at the Annual Meeting. Stockholder approval is being sought (i) in order to meet the listing requirements of the NASDAQ Global Market, (ii) so that compensation attributable to grants under the 2006 Plan may qualify for an exemption from the $1 million deduction limit under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (see discussion of “Federal Income Tax Consequences” below), and (iii) in order for incentive stock options to meet the requirements of the Code.

The Board of Directors believes that the 2006 Plan will further the Company’s compensation strategy. The Company’s ability to continue to attract, retain and motivate top quality employees and non-employee directors is material to the Company’s success. The Board of Directors believes that the interests of the Company and its stockholders will be advanced if the Company can offer its employees, non-employee directors, consultants and advisors the opportunity to acquire or increase their proprietary interests in the Company by receiving grants under the 2006 Plan.

The Company currently maintains the Immunomedics, Inc. 2002 Stock Option Plan (the “2002 Stock Option Plan”), which, as of September 30, 2006 had 5,349,700 shares reserved for issuance pursuant to outstanding grants and 1,386,925 additional shares remaining available for future grant. The 2006 Plan is intended to replace the 2002 Stock Option Plan. If the 2006 Plan is approved by the Company’s stockholders, then no further grants will be made under the 2002 Stock Option Plan, and all grants outstanding under the 2002 Stock Option Plan will be transferred to this 2006 Plan.

If approved by the stockholders, the 2006 Plan will become effective on December 6, 2006 (the “Plan Effective Date”).

The material terms of the 2006 Plan are summarized below. A copy of the full text of the 2006 Plan is attached to this Proxy Statement as Appendix D. This summary of the 2006 Plan is not intended to be a complete description of the 2006 Plan and is qualified in its entirety by the actual text of the 2006 Plan to which reference is made.

Material Features of the 2006 Plan

General. The 2006 Plan is divided into three separate equity incentive programs: (i) the Discretionary Grant Program under which eligible persons may receive grants of incentive stock options, non-statutory stock options or stock appreciation rights (“SARs”); (ii) the Stock Issuance Program under which eligible persons may receive shares of the Company’s common stock (the “Common Stock”) pursuant to restricted stock awards, restricted stock units (“RSUs”), performance share awards or other stock-based awards which vest upon completion of a designated service period or the attainment of pre-established performance goals, or shares of Common Stock may be issued as fully-vested bonuses for services rendered; and (iii) the Automatic Grant Program under which eligible non-employee directors will automatically receive grants at designated intervals over their period of continued service on the Board of Directors.

Subject to adjustments in certain circumstances as described below, the 2006 Plan authorizes up to 12,000,000 shares of Common Stock for issuance, which is comprised of 6,736,625 shares of Common Stock available for issuance under the 2002 Stock Option Plan on the Plan Effective Date (including 5,349,700 shares subject to outstanding options under the 2002 Stock Option Plan at that time) and an additional increase of 5,263,375 shares of Common Stock.

If and to the extent grants under the 2006 Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered, the shares subject to such grants will become available again for purposes of the 2006 Plan. In addition, the 2006 Plan provides that if any shares of Common Stock are surrendered to pay the exercise price of an option or withheld for purposes of satisfying the Company’s minimum tax withholding obligations in connection with the issuance, exercise or vesting of a grant, then the authorized reserve of Common Stock under the 2006 Plan will be reduced by the gross number of shares for which the option is exercised (rather than the net number of shares issued under the exercised stock option) or the gross number of shares issued, exercised or vested under such grant (calculated in each instance prior to any such share withholding).

The 2006 Plan provides that the maximum aggregate number of shares of Common Stock with respect to which grants may be made to any individual during any calendar year is 500,000 shares, subject to adjustment as described below. All grants under the 2006 Plan will be expressed in shares of Common Stock.

Administration. The Compensation Committee will have sole and exclusive authority to administer and interpret the Discretionary Grant and Stock Issuance Programs with respect to officers and directors of the Company subject to the short-swing profit liabilities of section 16 of the Securities Exchange Act of 1934, as amended. With respect to all other persons, the Board of Directors may vest administration and interpretation of the Discretionary Grant and Stock Issuance Programs in the Compensation Committee or a secondary committee consisting of non-employee directors appointed by the Board of Directors to administer the Discretionary Grant and Stock Issuance Programs (the “Secondary Committee”), or retain the power to administer and interpret such Programs. Notwithstanding the foregoing, the Board of Directors will approve and administer all grants under the Discretionary Grant and Stock Issuance Programs made to non-employee directors. Administration of the Automatic Grant Program will be self-executing in accordance with the terms of that Program; provided, however, that the Compensation Committee may establish from time to time the specific number of shares to be subject to the initial and annual grants made to non-employee directors under that Program. To the extent that the Board of Directors, Compensation Committee, or Secondary Committee administers the 2006 Plan, references herein to the “Plan Administrator” will be deemed to refer to such Board of Directors, Compensation Committee, or Secondary Committee.

Generally, the Plan Administrator has the full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those Programs and any outstanding grants thereunder as it may deem necessary or advisable. Specifically, the Plan Administrator is authorized to determine (i) which eligible persons are to receive grants under the Discretionary Grant and Stock Issuance Programs, (ii) the time or times when grants under those Programs are to be made, (iii) the number of shares to be covered by grants under those Programs, (iv) the time or times when a grant under the Discretionary Grant Program is to vest and become exercisable, (v) the maximum term for which grants under the Discretionary Grant Program are to remain outstanding, (vi) the status of a option granted under the Discretionary Grant Program as either an incentive stock option or a non-statutory stock option, (vii) the vesting and issuance schedules applicable to the shares subject to a grant under the Stock Issuance Program, and (viii) the applicable conversion rates for performance share awards and the cash consideration (if any) payable for shares issuable under the Stock Issuance Program.

The Compensation Committee presently consists of Dr. Jaffe, Mr. Markison, Ms. Paetzold and Mr. Pivirotto, each of whom is a non-employee director of the Company.

Eligibility for Participation. All employees of the Company and its subsidiaries, all non-employee directors of the Company and its subsidiaries, and consultants and other independent advisors who provide services to the Company and its subsidiaries are eligible to receive grants under the Discretionary Grant and Stock Issuance Programs. As of September 30, 2006, approximately 100 employees, six non-employee directors, and no consultants and other independent advisors would be eligible to receive grants under the Discretionary Grant and Stock Issuance Programs.

Only individuals who first become non-employee directors on or after the Plan Effective Date (whether through appointment by the Board of Directors or election by the stockholders) and individuals who continue to serve as non-employee directors on or after the Plan Effective Date will be eligible to participate in the Automatic Grant Program. A non-employee director who has previously been in the employ of the Company or its subsidiaries will not be eligible to receive a grant under the Automatic Grant Program at the time he or she first becomes a non-employee director; provided, however, that such non-employee director will be eligible to receive periodic grants under the Automatic Grant Program while he or she continues to serve as a non-employee director. As of September 30, 2006 , approximately six non-employee directors would be eligible to receive grants under the Automatic Grant Program.

Awards under the Discretionary Grant Program.

Incentive Stock Options. The Plan Administrator may grant options intended to qualify as incentive stock options within the meaning of section 422 of the Code (“ISOs”) or “nonstatutory stock options” that are not intended to so qualify (“NSOs”) or any combination of ISOs and NSOs. Anyone eligible to participate in the 2006 Plan may receive a grant of NSOs. Only employees of the Company and its subsidiaries may receive a grant of ISOs.

The Plan Administrator will fix the exercise price per share of options on the date of grant. The exercise price of options granted under the 2006 Plan may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of outstanding stock of the Company, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NSOs.

The Plan Administrator will determine the term of each option; provided, that the term may not exceed seven years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term of the ISO may not exceed five years from the date of grant. The Plan Administrator will also determine the terms and conditions of options, including when they become exercisable.

A grantee may exercise an option by delivering notice of exercise to the Company. The grantee will pay the exercise price and any withholding taxes for the option: (i) in cash or check made payable to the Company, (ii) by delivering shares of Common Stock held by the grantee for the requisite period to avoid any additional charges to the Company’s earnings for financial reporting purposes, or (iii) pursuant to a cashless exercise in which a brokerage firm will effect an immediate sale of the shares and remit funds (out of the sale proceeds) to the Company, and the Company will deliver certificates for the shares directly to the brokerage firm.

The Plan Administrator will determine under what circumstances a grantee may exercise an option that is outstanding at the time of the grantee’s cessation of service or death. Generally, any option outstanding at the time of the grantee’s cessation of service for any reason will remain exercisable for such period of time thereafter as determined by the Plan Administrator and set forth in the award agreement; provided, however, that no such option will be exercisable after the expiration of the option term. In addition, any option held by the grantee at the time of the grantee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the grantee’s estate or by the person or persons to whom the option is transferred pursuant to the grantee’s will or the laws of inheritance or by the grantee’s designated beneficiary or beneficiaries of that option. The 2006 Plan also provides that during the applicable post-service exercise period, an option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares will vest under the option following the grantee’s cessation of service, except to the extent specifically authorized by the Plan Administrator in its sole discretion. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option will terminate and cease to be outstanding for any shares for which the option has not been exercised. If a grantee’s service ceases on account of the grantee’s misconduct or the grantee otherwise engages in misconduct, then the grantee’s options will terminate immediately.

The Plan Administrator may, in its sole discretion, (i) extend the period of time for which the option is to remain exercisable following the grantee’s cessation of service as the Plan Administrator deems appropriate, but in no event beyond the expiration of the option term, (ii) include an automatic extension provision whereby the specified post-service exercise period in effect for any option granted under the Discretionary Grant Program will automatically be extended by an additional period of time equal in duration to any interval within the specified post-service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option can not be effected in compliance with applicable federal and state securities laws, but in no event beyond the expiration date of the term of that option, and (iii) permit the option to be exercised, during the applicable post-service exercise period, not only with respect to the number of vested shares of Common Stock, but also with respect to one or more additional installments in which the grantee would have vested had the grantee continued in service.

SARs. The Plan Administrator may also grant SARs to anyone eligible to receive option grants under the Discretionary Grant Program. There are two types of SARs: (i) tandem stock appreciation rights (“Tandem SARs”) and (ii) stand-alone stock appreciation rights (“Stand-alone SARs”). A grantee may exercise a Tandem SAR by exercising the underlying option for shares of Common Stock or, with the approval of the Plan Administrator, surrendering the underlying option in exchange for a distribution in an amount equal to the excess of the fair market value of the number of shares of Common Stock in which the grantee is vested under the surrendered option over the aggregate exercise price payable for such vested shares. If the Plan Administrator approves a surrender of the underlying option, then distribution will be made in shares of Common Stock. If the Plan Administrator does not approve surrender of the underlying option, then the grantee will retain whatever rights the grantee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the option agreement, but in no event later than the specified expiration date of the option term.

A grantee may exercise a Stand-Alone SAR upon such terms and conditions as the Plan Administrator may establish. Upon exercise of a Stand-Alone SAR, the grantee will receive a distribution in an amount equal to the excess of (i) the aggregate fair market value (on the exercise date) of the shares of Common Stock underlying the Stand-Alone SAR, over the aggregate base price in effect for those shares. The base price per share of a Stand-Alone SAR may not be less than the fair market value per underlying share of Common Stock on the grant date. Distribution with respect to an exercised Stand-Alone SAR will be made in shares of Common Stock. No Stand-Alone SAR may have a term in excess of seven years from the grant date.

The provisions governing the exercise of Tandem and Stand-Alone SARs following the cessation of a grantee’s service will be substantially the same as those applicable to options granted under the Discretionary Grant Program.

Awards Under the Stock Issuance Program.

Stock Awards. The Plan Administrator may issue shares of Common Stock subject to restrictions or no restrictions as determined by the Plan Administrator and set forth in the stock issuance agreement. Shares of Common Stock may be issued under the Stock Issuance Program for (i) cash or check made payable to the Company, (ii) past services rendered to the Company or its subsidiary, or (iii) any other valid consideration under the Delaware General Corporation Law, as determined by the Plan Administrator.

A grantee will have full stockholder rights with respect to shares of Common Stock issued to the grantee under the Stock Issuance Program, whether or not the grantee’s interest in those shares is vested. Accordingly, the grantee will have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements.

If a grantee ceases service with the Company while holding one or more unvested shares of Common Stock or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares will be immediately surrendered and cancelled, and the grantee will have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the grantee for consideration paid in cash or cash equivalent, the Company will repay to the grantee the lower of (i) the cash consideration paid for the surrendered shares or (ii) the fair market value of those shares at the time of cancellation. In certain circumstances, the Plan Administrator may, in its discretion, waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the grantee’s service or the non-attainment of the performance objectives applicable to those shares.

Share Right Awards, RSUs and Performance Share Awards. The Plan Administrator may also issue shares of Common Stock pursuant to (i) share right awards or RSUs which entitle the grantee to receive the shares underlying those awards or RSUs upon the attainment of pre-established performance goals, satisfaction of specified service requirements, or the expiration of a designated time period following the vesting of such awards or RSUs, and (ii) performance share awards under which the actual number of shares of Common Stock issuable under each such award will vary in relation to the Company’s success in attaining one or more pre-established performance goals. The Plan Administrator will establish the issue price for such awards, which may not be less than the fair market value per share of the Common Stock on the issuance date.

A grantee will not have any stockholder rights with respect to the shares of Common Stock subject to an RSU or other share right award until that award vests and the shares of Common Stock are actually issued thereunder; provided, however, that dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding RSUs or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

Outstanding share right awards or RSUs under the Stock Issuance Program will automatically terminate, and no shares of Common Stock will actually be issued in satisfaction of those awards or RSUs, if the performance goals or service requirements established for such awards or RSUs are not attained or satisfied. In certain circumstances, however, the Plan Administrator, may issue vested shares of Common Stock under one or more outstanding share right awards or RSUs as to which the designated performance goals or service requirements have not been attained or satisfied.

Awards Under the Automatic Grant Program.

Initial Grants. Under the Automatic Grant Program, each individual who is first elected or appointed as a non-employee director at any time on or after the Effective Date of the 2006 Plan will automatically be granted, on the date of such initial election or appointment, up to 10,000 nonqualified stock options and up to 5,000 RSUs. The Plan Administrator will determine the actual number of nonqualified stock options and RSUs at the time of each such initial grant. Initial option grants under the Automatic Grant Program will be fully vested on the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant, a maximum term of seven years from the date of grant and a post-termination exercise period of 12 months following the date of the non-employee director’s cessation of service on account of the director’s death. RSUs granted to newly appointed or elected non-employee directors will vest upon such director’s completion of one year of service as a non-employee director from the date of grant. Notwithstanding the foregoing, initial RSU grants under the Automatic Grant Program will immediately vest upon a non-employee director’s cessation of service as a non-employee director by reason of death or permanent disability.

Annual Grants. In addition to the foregoing initial grants, each individual who continues to serve as a non-employee director on the date of each annual stockholders meeting beginning with the 2007 Annual

Meeting, will automatically receive an additional annual grant of up to 10,000 nonqualified stock options and up to 5,000 RSUs. The Plan Administrator will determine the actual number of nonqualified stock options and RSUs at the time of each such annual grant. Annual option grants under the Automatic Grant Program will be fully vested on the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant, a maximum term of seven years from the date of grant and a post-termination exercise period of 12 months following the date of the non-employee director’s cessation of service on account of the director’s death. Annual RSU grants will vest in full upon the earlier of (i) the director’s completion of one year of service as a non-employee director from the date of grant, or (ii) the director’s continuation in service through the day immediately preceding the next annual stockholders meeting following the date of grant. Notwithstanding the foregoing, annual RSU grants under the Automatic Grant Program will immediately vest upon a non-employee director’s cessation of service as a non-employee director by reason of death or permanent disability.

Qualified Performance-Based Compensation. The 2006 Plan permits the Plan Administrator to impose objective performance goals that must be met with respect to grants under the Stock Issuance Program in order for the grants to be considered qualified performance-based compensation for purposes of section 162(m) of the Code (see “Federal Income Tax Consequences” below). The performance goals, to the extent designed to meet the requirements of section 162(m) of the Code, will be based on one or more of the following measures: (i) return on total stockholder equity; (ii) earnings per share of Common Stock; (iii) net income or operating income (before or after taxes); (iv) earnings before interest, taxes, depreciation and amortization; (v) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (vi) sales or revenue targets; (vii) return on assets, capital or investment; (viii) cash flow; (ix) market share; (x) cost reduction goals; (xi) budget comparisons; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; (xiv) new product development or successful completion of research and development projects; and (xv) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Company’s revenue or profitability or enhance its customer base. The performance goals may be based upon the attainment of specified levels of the Company’s performance under one or more of the foregoing measures relative to the performance of other entities and on the performance of any of the Company’s business units or divisions or any subsidiary.

Adjustment Provisions. If there is any change in the number or kind of shares of Common Stock by reason of a stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or if any spin-off of one or more subsidiaries result in a substantial reduction in the fair market value of the outstanding Common Stock, (i) the maximum number and/or class of securities issuable under the 2006 Plan, (ii) the maximum number and/or class of securities for which any one person may receive grants under the 2006 Plan each year, (iii) the maximum number and/or class of securities for which stock option grants and restricted stock unit awards may subsequently be made under the Automatic Grant Program to new and continuing non-employee directors, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding grant under the Discretionary Grant Program and (v) the number and/or class of securities subject to each outstanding grant under the Stock Issuance Program will be appropriately adjusted by the Plan Administrator to reflect any increase or decrease in the number or kind of issued shares of Common Stock in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under such grants.

Change in Control; Hostile Take-Over.

Discretionary Grant Program. Under the Discretionary Grant Program, in the event of a change in control, all outstanding awards will automatically accelerate and become fully exercisable immediately prior to the effective date of the change in control, unless such awards (i) are to be assumed by the successor corporation or are otherwise to continue in full force and effect pursuant to the terms of the change in control transaction, (ii) are to be replaced with a cash retention program of the successor corporation, or (iii) are subject to other limitations imposed by the Plan Administrator. All outstanding Company repurchase rights under the

Discretionary Grant Program will automatically terminate and the shares of Common Stock subject to those rights will immediately vest in full, unless such rights are to be assigned to the successor corporation or precluded by other limitations imposed by the Plan Administrator. Notwithstanding the foregoing, in the event of a change in control, the Plan Administrator may (i) accelerate the vesting of one or more outstanding awards whether or not such awards are to be assumed in the change in control transaction, (ii) terminate one or more of the Company’s repurchase rights, or (iii) accelerate the vesting of one or more outstanding awards upon the subsequent termination of the grantee’s service within a designated period following the effective date of the change in control.

In the event of a hostile take-over, the Plan Administrator may, in its sole discretion, (i) accelerate all outstanding awards under the Discretionary Grant Program immediately prior to the effective date of a hostile take-over, terminate the Company’s repurchase rights upon consummation of a hostile take-over, or (iii) condition the automatic acceleration of one or more outstanding awards and termination of one or more of the Company’s repurchase rights upon the subsequent termination of the grantee’s service within a designated period following the effective date of such hostile take-over.

Stock Issuance Program. Under the Stock Issuance Program, in the event of a change in control, all of the Company’s outstanding repurchase rights will automatically terminate, and shares of Common Stock subject to such terminated rights will immediately vest in full, unless (i) such repurchase rights are to be assigned to the successor corporation or are otherwise to continue in full force and effect pursuant to the terms of the change in control transaction, or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Program. The Plan Administrator may, in its sole discretion, accelerate the vesting of one or more unvested awards under the Stock Issuance Program, in whole or in part, upon a change in control or upon the subsequent termination of the grantee’s service within a designated period following the effective date of the change in control. In the event of a hostile take-over, the Plan Administrator may, in its sole discretion, accelerate the vesting of one or more unvested awards under the Stock Issuance Program, in whole or in part, upon the occurrence of a hostile take-over, or upon the subsequent termination of the grantee’s service within a period following the effective date of the hostile take-over.

Automatic Grant Program. Under the Automatic Grant Program, if a change in control or hostile take-over occurs whiles the non-employee director remains in service, then the shares of Common Stock subject to any outstanding RSUs will vest in full and be issued to the non-employee director as soon as administratively practicable, but in no event later than fifteen business days after the effective date of such change in control or hostile take-over.

Transferability of Grants. Only the grantee may exercise rights under a grant during the grantee’s lifetime. A grantee may not transfer those rights except by will or the laws of descent and distribution; provided, however, that a grantee may transfer a grant other than an ISO pursuant to a domestic relations order. The Plan Administrator may also provide, in a grant agreement, that a grantee may transfer NSOs to his or her family members, or one or more trusts or other entities for the benefit of or owned by such family members, consistent with applicable securities laws, according to such terms as the Plan Administrator may determine.

No Repricing of Options. The Plan Administrator may not amend the 2006 Plan or options and SARs previously granted under the 2006 Plan to permit a repricing of options and SARs, without prior stockholder approval.

Amendment and Termination of the 2006 Plan. The Board of Directors may amend or terminate the 2006 Plan at any time, subject to stockholder approval if such approval is required under any applicable laws or stock exchange requirements. The 2006 Plan will terminate upon the earliest to occur of (i) December 6, 2016, (ii) the date on which all shares available for issuance under the 2006 Plan have been issued as fully vested shares, or (iii) the termination of all outstanding awards in connection with a change in control. If the 2006 Plan terminates on December 6, 2016, then all awards outstanding at that time will continue in full force and effect in accordance with the provisions of the respective grant agreements.

Grants Under the 2006 Plan. No grants have been made under the 2006 Plan. Grants under the Discretionary Grant Program and the Stock Issuance Program are discretionary, so it is not currently possible to predict the number of shares of Common Stock that will be granted or who will receive grants under the Discretionary Grant and Stock Issuance Programs after the Annual Meeting. In addition, it is also not currently possible to predict the actual number of shares of Common Stock that will be granted or who will receive grants under the Automatic Grant Program after the Annual Meeting, since the actual number of shares of Common Stock subject to a grant under the Automatic Grant Program will be determined by the Plan Administrator at the time of grant, and it is not currently possible to predict who will be elected or appointed as a non-employee director or which non-employee director will continue to serve as a non-employee director after the Annual Meeting.

The last sales price of the Company’s Common Stock on September 29, 2006, was $1.78 per share.

Federal Income Tax Consequences

The federal income tax consequences of grants under the 2006 Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the 2006 Plan. This discussion is intended for the information of stockholders considering how to vote at the Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of Common Stock or payment of cash under the 2006 Plan. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of Common Stock are sold. The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and the Company will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

Exceptions to these general rules arise under the following circumstances:

(i) If shares of Common Stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Code.

(ii) If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares of Common Stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and the Company will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition. The built-in appreciation on exercise of an incentive stock option can result in disadvantages under the individual alternative minimum tax, in that the appreciation is treated as an item of tax preference that may be taxable at the time of exercise rather than disposition even if the disposition is not a disqualifying disposition.

(iii) A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. The Company intends that options and SARs granted under the 2006 Plan will be qualified performance-based compensation. Stock awards, RSUs, performance share awards, and other stock-based awards granted under the 2006 Plan will be designated as qualified performance-based compensation if the 2006 Plan Administrator conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

The Company has the right to require that grantees pay to the Company an amount necessary for the Company to satisfy its federal, state or local tax withholding obligations with respect to grants. The Plan Administrator may permit a grantee to satisfy the Company’s withholding obligation with respect to grants paid in Common Stock by having shares withheld or by delivering shares previously acquired by the grantee, at the time the grants become taxable, provided that the number of shares withheld or delivered does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

Vote Required for Approval

The proposal to approve the 2006 Plan and the increase in the number of shares reserved for the 2006 Plan requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. A properly executed proxy marked “Abstain” with respect to this proposal will be counted for purposes of determining whether there is a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO APPROVE THE PROPOSED IMMUNOMEDICS, INC. 2006 STOCK INCENTIVE PLAN.

PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, with the approval of the Board of Directors, has selected the firm of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007. Ernst & Young LLP has been employed by us to audit our consolidated financial statements since July 2002.

Ernst & Young LLP has advised our Audit Committee that it is “independent” of us within the meaning of Rule 2-01 of SEC Regulation S-X, as amended by the SEC on November 21, 2000.

A description of the services provided by Ernst & Young LLP, and the fees we paid for such services, can be found under the heading “Independent Registered Public Accounting Firm” on page 44 of this proxy statement.

The affirmative vote of a majority of the shares voted at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. In the event the stockholders do not ratify Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

A representative of Ernst & Young LLP is expected to be present at our Annual Meeting. This representative will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 11, 2006 for: (i) the executive officers named in the Summary Compensation Table on page 31 of this proxy statement; (ii) each of our directors and director nominees; (iii) all of our current directors and executive officers as a group; and (iv) each stockholder known by us to own beneficially more than five percent (5%) of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to the securities.

The SEC deems shares of common stock that may be acquired by an individual or group by December 9, 2006 (60 days after October 11, 2006) pursuant to the exercise of options, warrants or other convertible securities to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such securities are not deemed to be outstanding for the purpose of computing the percentage ownership of any other stockholder shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage ownership is based on 57,538,031 shares of common stock outstanding on October 11, 2006.

	Shares Beneficially Owned***
Names and addresses**	Number	Percent
Dr. David M. Goldenberg(1)	8,800,063	14.6%
Cynthia L. Sullivan(2)	8,862,273	14.7%
Dr. Morton Coleman(3)	371,500	*
Dr. Marvin E. Jaffe(4)	107,700	*
Richard R. Pivirotto(5)	120,000	*
Mary E. Paetzold(6)	63,300	*
Brian A. Markison(5)	12,500	*
Don C. Stark(5)	12,500	*
Gerard G. Gorman(5)	325,000	*

All Directors and Executive Officers as a group (9 persons)(7)	10,027,402	17.4%

FMR Corp.(8)	4,987,700	8.7%
82 Devonshire Street Boston, MA 02109

Deborah S. Orlove(9)	2,969,069	5.2%
200 L Street N.W., Suite 675 Washington, D.C. 20036

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
**	Except as noted, the address of each of person listed in the above table is c/o Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey 07950. All information in the table is based upon reports filed with the SEC or upon the 2006 Questionnaire for Directors, Officers and Five Percent Stockholders submitted to us in connection with the preparation of this proxy statement.
***	Included with each share of common stock is a Preferred Share Purchase Right to acquire one one-thousandth of a share of our Series G Junior Participating Preferred Stock, par value $0.01 per share, which Preferred Share Purchase Rights are not presently exercisable.
(1)

Consists of (i) 4,295,578 shares held by Dr. Goldenberg; (ii) 12,743 shares held by Ms. Sullivan, Dr. Goldenberg’s wife; (iii) 10,000 shares held jointly by Dr. Goldenberg and Ms. Sullivan; (iv) 723,894 shares held by Dr. Goldenberg as beneficial owner of three grantor retained annuity trusts; (v) 823,388 shares held by the David M. Goldenberg Millennium Trust; (vi) 34,725 shares held by our majority-owned subsidiary, IBC Pharmaceuticals, Inc., of which Dr. Goldenberg is a director; (vii) 11,200 shares as to which Ms. Sullivan has voting or dispositive power as custodian of her children or as trustee for a trust for their benefit; (viii) 1,500,000 shares which may be acquired by Dr. Goldenberg upon exercise of options to purchase shares of common stock; (ix) 1,145,000 shares which may be acquired by Ms. Sullivan upon exercise of options to purchase shares of common stock; (x)152,629 shares as to which Dr. Goldenberg has sole voting power pursuant to an agreement with Hildegard Gruenbaum Katz (his former wife); and (xi) 90,906 shares held by David M. Goldenberg Dynasty Trust. Dr. Goldenberg disclaims beneficial ownership with respect to an aggregate of 2,270,591 shares as listed in items (ii), (v), (vi), (vii), (ix), (x) and (xi) of the previous sentence.

(2)	Consists of (i) 12,743 shares held by Ms. Sullivan; (ii) 4,295,578 shares held by Dr. Goldenberg, Ms. Sullivan’s husband; (iii) 10,000 shares held jointly by Dr. Goldenberg and Ms. Sullivan; (iv) 723,894 shares held as a trustee of three grantor retained annuity trusts for the benefit of Dr. Goldenberg; (v)823,388 shares held by the David M. Goldenberg Millennium Trust; (vi) 34,725 shares held IBC Pharmaceuticals, Inc., of which Ms. Sullivan is President; (vii) 11,200 shares to which Ms. Sullivan has voting or dispositive power as custodian of her children or as trustee for a trust for their benefit; (viii)1,500,000 shares which may be acquired by Dr. Goldenberg upon exercise of options to purchase shares of common stock; (ix) 1,145,000 shares which may be acquired by Ms. Sullivan upon exercise of options to purchase shares of common stock; (x) 214,839 shares held as trustee of Escalon Foundation; and (xi) 90,906 shares held by David M. Goldenberg Dynasty Trust. Ms. Sullivan disclaims beneficial ownership with respect to an aggregate of 6,871,142 shares as listed in items (ii), (iv), (vi), (vii), (viii) (x) and (xi) of the previous sentence.
(3)	Consists of (i) 60,250 shares held by Dr. Coleman’s wife; (ii) 43,750 shares held by certain of his children; and (iii) 267,500 shares which may be acquired by him upon the exercise of options to purchase shares of common stock.
(4)	Consists of 200 shares held directly by Dr. Jaffe and 107,500 shares that may be acquired by him upon the exercise of options to purchase shares of common stock.
(5)	Represents shares that may be acquired upon the exercise of options to purchase shares of common stock.
(6)	Consists of 3,300 shares held by Ms. Paetzold in her individual retirement account and 60,000 shares that may be acquired by her upon the exercise of options to purchase common stock.
(7)	See Notes 1-6 above.
(8)	This information is based solely on a 13-F filing as of June 30, 2006 with the SEC. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 4,987,700 shares or 8.7% of the Common Stock outstanding of Immunomedics Incorporated as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 4,987,700 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.
(9)	Consists of (i) 451,055 shares held by Ms. Orlove; (ii) 183,000 shares held by Escalon Corporation, of which she serves as a director; (iii) 214,839 shares held as trustee of Escalon Foundation; (iv) 2,054,313 shares held as trustee of five trusts for Dr. Goldenberg’s other children and grandchildren; and (v) 65,862 shares as to which Ms. Orlove has voting or dispositive power as a trustee of a trust for their benefit. Ms. Orlove disclaims beneficial ownership of all shares except to the extent she holds a pecuniary interest.

OUR CORPORATE GOVERNANCE

Our Commitment to Good Corporate Governance

We believe that in order for Immunomedics to achieve real business success while also creating value for our stockholders, it is essential that we maintain a commitment to excellence in corporate governance and an environment of the highest ethical standards. Our Board of Directors is committed to high governance standards and to continually work to improve them. During the past year, we have reviewed our corporate governance practices with particular care in light of the Sarbanes-Oxley Act of 2002. We also reviewed with our outside accountants, legal counsel and other professional advisors the recently released rules of the SEC, as well as other proposed SEC rules and regulations and listing requirements of the NASDAQ Global Market. We have also compared our governance practices against those identified as best practices by various authorities and other public companies.

Role of Our Board of Directors

Our Board of Directors currently consists of eight members, although we regularly seek additional qualified candidates to consider joining the Board of Directors. The Board of Directors monitors overall corporate performance and the integrity of our financial controls and legal compliance procedures. It appoints senior management and oversees succession planning and senior management’s performance and compensation. The Board oversees Immunomedics’ long and short term strategic and business planning, and conducts a year-long process that culminates in Board review and approval each year of a business plan, a capital expenditures budget and other key financial and business objectives.

Members of the Board keep informed about our business and operations through discussions with the Chairman and other members of our senior management team, by reviewing materials provided to them on a regular basis as well as in preparation for Board and committee meetings, and by actively participating in meetings of the Board and its committees. We regularly review key portions of our business with the Board, including our clinical and pre-clinical development programs. We also make it a practice to introduce our senior executives to the Board so that the Board can become familiar with our key talent. From time to time we also conduct Board education sessions when appropriate.

In fiscal 2006, the Board of Directors met nine times. Each director attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board on which such director served.

Directors are encouraged, but are not required, to attend our Annual Meeting of Stockholders. All of the eight directors attended the Company’s 2005 Annual Meeting of Stockholders.

Business Ethics and Compliance

Our Board of Directors has a Company-wide ethics awareness program and an enhanced compliance program that has been communicated to all employees. We have adopted a code of ethics for its CEO and senior financial officers, which complies with Item 406(b) of SEC Regulation S-K and is available on our Internet site at www.immunomedics.com. In addition, all of our directors, officers and employees must act ethically and in accordance with our Code of Business Conduct (the “Code of Business Conduct”). The Code of Business Conduct satisfies the definition of “code of ethics” under the rules and regulations of the SEC and the standards of the NASDAQ Global Market, and is available on our Internet site at www.immunomedics.com.

Independence of Non-Employee Directors

Good corporate governance requires that a majority of the Board of Directors consist of members who are “independent”. There are different measures of director independence—independence under listing standards of the NASDAQ Global Market, under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Board of Directors has recently reviewed information about each of our non-employee directors and determined that each of, Dr. Marvin E. Jaffe, Ms. Mary E. Paetzold, Mr. Richard R. Pivirotto, Mr. Brian A. Markison and Mr. Don C. Stark are deemed “independent” under applicable law and the listing standards of the NASDAQ Global Market, and accordingly if all nominees are elected to the Board of Directors at the 2006 Annual Meeting of Stockholders we will have a majority of independent directors on our Board.

The Board of Directors has determined that Dr. Morton Coleman, one of our outside directors since 2000, is not deemed to be “independent” by virtue of his association with Weill Medical College of Cornell University, which is currently conducting clinical trials on the Company’s behalf.

Communications with Directors

Stockholders and other interested parties may communicate directly with any director, including any non-management member of the Board of Directors, by writing to the attention of such individual at the following address: Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey 07950.

Communications that are intended for the non-management directors generally should be marked “Personal and Confidential” and sent to the attention of the Chair of the Governance and Nominating Committee. The Chair will distribute any communications received to the other non-management member(s) to whom the communication is addressed. Communications that are intended for the whole Board should be sent to the attention of the Company’s Secretary.

Committees of the Board

The Board currently has five standing committees: an Audit Committee; a Compensation Committee; a Governance and Nominating Committee; a Research and Development Committee; and an Executive Committee. In May, 2006, the Board of Directors agreed that the Finance Committee was no longer necessary and its functions would be performed by the Audit Committee, as a result, the Finance Committee was dissolved. A copy of the charter of the Audit Committee as adopted by our Board of Directors is attached to this proxy statement as Appendix A, a copy of the charter of the Compensation Committee as adopted by our Board of Directors is attached to this proxy statement as Appendix B and a copy of the charter of the Governance and Nominating Committee as adopted by our Board of Directors is attached to this proxy statement as Appendix C. Additionally, a copy of the charters of the Audit Committee, Compensation Committee and Governance and Nominating Committee, each as adopted by our Board of Directors, can be found on our Internet site www.Immunomedics.com. The Board is also empowered to appoint from time to time ad hoc committees to address specific matters, but did not elect to do so in fiscal 2006.

AUDIT COMMITTEE

Members in Fiscal 2006	Responsibilities	Meetings in Fiscal 2006
Dr. Jaffe, Ms. Paetzold, Mr. Pivirotto & Mr. Stark	The Audit Committee consists entirely of independent directors as defined by the listing standards of the NASDAQ Global Market. Its primary functions are to assist the Board of Directors in monitoring the integrity of our financial statements, our systems of internal control, and the appointment, independence and performance of our independent registered public accounting firm. The Audit Committee is responsible for pre-approving any engagements of our independent registered public accounting firm for non-audit services. The Audit Committee also reviews our risk management practices, strategic tax planning, preparation of quarterly and annual financial reports and our ethics and compliance processes.	9

	At each Audit Committee meeting, the Audit Committee members meet with Immunomedics’ independent registered public accounting firm without management present. In addition to regular Audit Committee meetings, representatives of management, the independent registered public accounting firm and the Chairman of the Audit Committee (with other Audit Committee members also invited to participate) meet once each quarter to review the financial statements prior to the public release of earnings.

	The Board of Directors has determined that each member of the Audit Committee satisfies the independence standards for Audit Committee membership as set forth in Section 10A(m)(3) of the Exchange Act and the rules promulgated thereunder. In addition, the Board of Directors has determined that Ms. Paetzold satisfies the SEC’s criteria for an “audit committee financial expert.”

	You may find a more detailed description of the functions of the Audit Committee in the Audit Committee charter included as Appendix A to this proxy statement. Please see also the Audit Committee Report below. Dr. Jaffe, Ms. Paetzold and Mr. Pivirotto were members of the Audit Committee for the entire Fiscal 2006, with Mr. Stark being appointed in May 2006.

COMPENSATION COMMITTEE

Members in Fiscal 2006	Responsibilities	Meetings in Fiscal 2006
Mr. Markison, Ms. Paetzold, Mr. Pivirotto & Dr. Jaffe	The Compensation Committee consists entirely of directors who are (i)”Non-employee Directors” for purposes of Rule 16b-3 under the Exchange Act; (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and (iii) are “independent” in accordance with the listing standards of the NASDAQ Global Market. Its primary responsibilities are to oversee compensation and employee benefit matters and management performance. The Compensation Committee reviews and determines the salaries for corporate officers and key employees and reviews and determines, by grade levels, employees who are eligible to participate in our incentive compensation plans. The Compensation Committee also oversees management of the 2002 Stock Option Plan, including the granting and certain terms of stock options, and all other compensation and benefit plans. The Compensation Committee also oversees salary grade administration for all our employees, which is used for establishing merit increases and starting salaries for new employees and is the basis for compensation reviews for all officers, including the Chief Executive Officer. When deemed appropriate, the Compensation Committee also consults with independent outside advisors for guidance on executive compensation issues. The charter of the Compensation Committee, which describes all of the Compensation Committee’s responsibilities, is attached to this Proxy Statement as Appendix B. Mr. Markison, Ms. Paetzold and Mr. Pivirotto were members of the Compensation Committee for the entire Fiscal 2006, with Dr. Jaffe being appointed in September 2006.	8

	Please see also the Compensation Committee Report on Executive Compensation below.

GOVERNANCE AND NOMINATING COMMITTEE

Members in Fiscal 2006	Responsibilities	Meetings in Fiscal 2006
Dr. Jaffe, Ms. Paetzold, Mr. Pivirotto & Mr. Markison	The Governance and Nominating Committee (the “G&N Committee”) is responsible for Board governance issues. The G&N Committee also recommends individuals to serve as directors and will consider nominees recommended by stockholders. The charter of the G&N Committee, which describes all of the G&N Committee’s responsibilities, is attached to this Proxy Statement as Appendix C. The G&N Committee, will consider nominees recommended by our stockholders for election to the Board of Directors at the 2007 Annual Meeting of Stockholders, provided that any such recommendation is submitted in writing not less than 60 days nor more than 120 days before the anniversary date of the 2006 Annual Meeting of Stockholders, to the G&N Committee, c/o the Secretary of Immunomedics, at our principal executive offices, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee to serve. In recommending candidates, the G&N Committee seeks individuals who possess broad training and experience in business, finance, law, government, medicine, immunology, molecular biology, management or administration and considers factors such as personal attributes, geographic location and special expertise complementary to the background and experience of the Board of Directors as a whole.	5

	In accordance with NASDAQ Rule 4350(c), which requires the G&N Committee to consist solely of independent directors, the Board of Directors recently reconstituted the G&N Committee to be comprised of Dr. Jaffe, Mr. Markison, Mr. Pivirotto and Ms. Paetzold, who are each deemed to be independent in accordance with the listing standards of the NASDAQ Global Market. Dr. Jaffe, Ms. Paetzold and Mr. Pivirotto were members of the G&N Committee for the entire Fiscal 2006, with Mr. Markison being appointed in September 2006.

EXECUTIVE COMMITTEE

Members in Fiscal 2006	Responsibilities	Meetings in Fiscal 2006
Dr. Goldenberg, Mr. Pivirotto & Ms. Sullivan	The Executive Committee may exercise, when the Board of Directors is not in session, all powers of the Board of Directors in the management of Immunomedics’ business and affairs to the extent permitted by law, our By-laws and as specifically granted by the Board of Directors.	1

RESEARCH AND DEVELOPMENT COMMITTEE

Members in Fiscal 2006	Responsibilities	Meetings in Fiscal 2006
Dr. Coleman, Dr. Jaffe, Mr. Markison & Mr. Stark	The Research and Development Committee oversees all of our research and development programs, and in addition to reviewing budgets and plans for preclinical as well as clinical trials, meets regularly with our Chief Scientific Officer concerning our product candidate pipeline.	4

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in fiscal 2006 were Mr. Markison, Ms. Paetzold and Mr. Pivirotto (Dr. Jaffe was appointed to the Compensation Committee in September 2006). No member of the Compensation Committee was at any time during fiscal 2006, or formerly, an officer or employee of Immunomedics, or any subsidiary of Immunomedics. No executive officer of Immunomedics has served as a director or member of the board of directors or the compensation committee (or other committee serving an equivalent function) of any other entity while an executive officer of that other entity served as a director of or member of our Board of Directors or our Compensation Committee.

Indemnification of Officers and Directors

We indemnify our directors and officers to the fullest extent permitted by law for their acts and omissions in their capacity as a director or officer of Immunomedics, so that they will serve free from undue concerns for liability for actions taken on behalf of Immunomedics. This indemnification is required under our corporate charter. We also maintain an insurance policy intended to help us meet our obligations under our indemnification covenants.

DIRECTOR COMPENSATION

We do not pay directors who are also Immunomedics employees any additional compensation for their service as a director. We do compensate our non-employee directors for their service as a director. Below we show the rate of compensation paid to our non-employee directors in fiscal 2006.

Richard R. Pivirotto, a member of our Board of Directors since 1991, was elected to serve as the Lead Outside Director, for which he will be entitled to receive additional compensation as described below.

Cash Compensation

Each director who is not an employee of Immunomedics receives:

Fees*	Fiscal 2006*	For each:
Basic retainer:	$15,000	Fiscal year
Lead Outside Director	$5,000	Fiscal year
Chairman of the Audit and Compensation Committees (each)	$2,500	Fiscal year
Attendance:	$1,500	Board meeting
	$500	Board meeting by conference telephone
	$1,500	Board committee meeting attended in person held on days when the Board does not meet
	$500 if less than one hour, or $1,000	Board committee meeting by conference telephone

*	We also reimburse non-employee directors for reasonable travel and out-of-pocket expenses in connection with their service as directors.

Stock Compensation

Our non-employee directors also participate in Immunomedics’ 2002 Stock Option Plan. Each director has historically received an annual grant, generally on July 1st, the first day of our fiscal year. The number of shares granted each year is generally determined by the Compensation Committee at its June meeting, subject to the approval of the entire Board of Directors. When an outside director is elected to the Board of Directors, they are awarded options for 10,000 shares of the Company’s common stock.

Each option terminates upon the earlier to occur of ten years after the date of grant, or three months after the director ceases to be a member of the Board of Directors, although this 90-day period is extended to one year in the event of disability, and twelve months in the event of death.

Under our 2002 Stock Option Plan, an option becomes fully vested in the event of the death of the director. The exercise price of options granted under the 2002 Stock Option Plan is equal to the last reported market price of Immunomedics common stock as quoted on the NASDAQ Global Market on the date of grant.

In the event the proposed Immunomedics, Inc. 2006 Plan is approved by the Company’s stockholders, then no further grants will be made under the 2002 Stock Option Plan. All grants outstanding under the 2002 Stock Option Plan will be transferred to the 2006 Plan. Our non-employee directors will participate in the 2006 Plan, with each director receiving a non-discretionary annual grant of up to 10,000 nonqualified stock options and up to 5,000 RSUs on the date of each annual stockholders meeting, commencing with the 2007 annual meeting.

Annual option grants will be fully vested on the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant, a maximum term of seven years from the date of grant and a post-termination exercise period of 12 months following the date of the non-employee director’s cessation of service on account of the director’s death. Annual RSU grants will vest in full upon the earlier of (i) the director’s completion of one year of service as a non-employee director from the date of grant, or (ii) the director’s continuation in service through the day immediately preceding the next annual stockholders meeting following the date of grant. Notwithstanding the foregoing, annual RSU grants will immediately vest upon a non-employee director’s cessation of service as a non-employee director by reason of death or permanent disability.

Compensation Paid to Non-Employee Directors during Fiscal 2006

The following table shows the compensation paid to our non-employee directors for their Board service during fiscal 2006:

Name	Fiscal 2006 Cash Compensation	Number of shares underlying options granted	Option grant date	Option exercise price per share
Morton Coleman, M.D.	$23,000	10,000	7/01/05	$1.76
Marvin E. Jaffe, M.D.	$27,500	10,000	7/01/05	$1.76
Brian A. Markison	$24,500	10,000	7/01/05	$1.76
Mary E. Paetzold	$33,000	10,000	7/01/05	$1.76
Richard R. Pivirotto	$37,000	20,000	7/01/05	$1.76
Don C. Stark	$27,500	10,000	7/01/05	$1.76

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers

The following table sets forth certain information regarding our executive officers. With the exception of Dr. Goldenberg and Ms. Sullivan, whose employment agreements are described in detail below, executive officers are at-will employees.

Name	Age	Position(s) with the Company
Cynthia L. Sullivan	50	President and Chief Executive Officer
Dr. David M. Goldenberg	68	Chairman of the Board and Chief Strategic Officer
Gerard G. Gorman	55	Senior Vice President, Finance and Business Development, Chief Financial Officer

Ms. Cynthia L. Sullivan has been employed by Immunomedics since October 1985, and has served as our President and Chief Executive Officer since March 2001. She previously served as the Company’s President from December 2000 to March 2001 and as Executive Vice President and Chief Operating Officer from June 1999 to December 2000. Prior to joining Immunomedics, Ms. Sullivan was employed by Ortho Diagnostic Systems, Inc., a subsidiary of Johnson & Johnson. Ms. Sullivan’s educational background includes: a B.S. from Merrimack College, North Andover, Massachusetts, followed by a year of clinical internship with the school of Medical Technology at Muhlenberg Hospital, Plainfield, New Jersey, resulting in a M.T. (ASCP) certification in 1979. Ms. Sullivan completed a M.S. degree in 1986 from Fairleigh Dickinson University, where she also received her M.B.A. in December 1991. Ms. Sullivan also serves as President of our majority owned subsidiary, IBC Pharmaceuticals, Inc. In September 2002, Ms. Sullivan was elected to serve as a member of the Board of Directors of Digene Corp., a company that develops, manufactures and markets proprietary DNA and RNA testing systems for the screening, monitoring and diagnosis of human diseases.

Dr. David M. Goldenberg founded Immunomedics in July 1982, and has served continuously since that time as the Chairman of our Board of Directors. He also currently serves as our Chief Strategic Officer, having been our Chief Scientific Officer from March 2001 to June 2003. Dr. Goldenberg previously served as our Chief Executive Officer from July 1982 through July 1992, from February 1994 through May 1998 and from July 1999 through March 2001. He also serves as Chairman of the Board of Directors of IBC Pharmaceuticals, Inc., a subsidiary of Immunomedics. Dr. Goldenberg is a graduate of the University of Chicago College and Division of Biological Sciences (B.S.), the University of Erlangen-Nuremberg (Germany) Faculty of Natural Sciences (Sc.D.), and the University of Heidelberg (Germany) School of Medicine (M.D.). He has written or co-authored approximately 1,600 journal articles, book chapters and abstracts on cancer research, detection and treatment, and has researched and written extensively in the area of radioimmunodetection and radioimmunotherapy using radiolabeled antibodies. In addition to his position with Immunomedics, Dr. Goldenberg is President and a Trustee of the Center for Molecular Medicine and Immunology (“CMMI”), an independent non-profit research center, and its clinical unit, the Garden State Cancer Center. In 1985 and again in 1992, Dr. Goldenberg received an “Outstanding Investigator Grant” award from the National Cancer Institute for his work in radioimmunodetection, and in 1986 he received the New Jersey Pride Award in Science and Technology. Dr. Goldenberg was honored as the ninth Herz Lecturer of the Tel Aviv University Faculty of Life Sciences. In addition, he received the 1991 Mayneord 3M Award and Lectureship of the British Institute of Radiology and in 2002, the Elis Bervin Lectureship and Medal from the Swedish Medical Society and the Swedish Oncology Society for his contributions to the development of radiolabeled monoclonal antibodies used in the imaging and treatment of cancer. The International Society for Oncodevelopmental Biology and Medicine named Dr. Goldenberg the co-recipient of the 1994 Abbott Award. In 2005, he received the Paul Aebersold Award from the Society of Nuclear Medicine and was named the Inventor of the Year by the Research and Development Council of New Jersey. Maryann Liebert Inc., publisher of Genetic Engineering News, nominated Dr. Goldenberg in 2006 for the Forbes Enterprise Award for outstanding achievements in the scientific community.

Gerard G. Gorman has served as our Senior Vice President, Finance and Business Development, and Chief Financial Officer since June 2006 and Vice President, Finance and Chief Financial Officer since September 2001. From 1996 to 2001, Mr. Gorman was employed by the Animal Health Division of Pfizer Inc., where he was Vice President, Finance and Information Technology and Chief Financial Officer. While at Pfizer, Mr. Gorman directed strategic and long-range financial planning as well as negotiations related to acquisitions, divestitures and outsourcing of support operations. Mr. Gorman previously held a variety of other senior positions at Pfizer, including: Senior Director, Corporate Treasury Operations; Director, Administration—International Pharmaceuticals Group; Director, Finance/Assistant Treasurer International; and Manager, Benefit Financing/Senior Financial Analyst. Mr. Gorman completed a B.A. in economics from Fairfield University and received his M.B.A. from Adelphi University. Mr. Gorman also serves as a member of the Board of Directors of the Northern Ireland Children’s Enterprise.

Dr. Goldenberg and Ms. Sullivan are husband and wife. There are no other family relationships between directors, executive officers or other employees.

Summary Compensation Table

The following table shows the total compensation paid or accrued during the three fiscal years ended June 30, 2006 to (1) our Chief Executive Officer, and (2) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended June 30, 2006 (collectively, the “Named Executive Officers”).

	Annual Compensation						Long-Term Compensation
Name, Principal Position	Fiscal Year	Salary($)		Bonus($)	Other Annual Compensation($)		Securities Underlying Options(#)(1)	All Other Compensation($)(2)
Cynthia L. Sullivan	2006	520,000		104,000	10,536		150,000	2,625
President and Chief	2005	500,000		125,000	9,576		150,000	2,625
Executive Officer	2004	500,000		125,000	8,712		150,000	2,562

Dr. David M. Goldenberg	2006	455,000	(3)	80,000	109,863	(4)	150,000	197,887	(5)
Chairman and Chief	2005	455,000	(3)	100,000	109,863	(4)	150,000	184,280	(5)
Strategic Officer	2004	455,000	(3)	100,000	107,260	(4)	150,000	200,863	(5)

Gerard G. Gorman	2006	231,750		150,000	—		75,000	2,625
SVP, Finance and	2005	225,000		45,000	—		150,000	2,625
Business Development, Chief Financial Officer	2004	208,384		45,000	—		50,000	2,562

(1)	Represents incentive stock options granted pursuant to our 2002 Stock Option Plan, except for Dr. Goldenberg who receives non-qualified stock options.
(2)	Includes matching contributions made by us on behalf of each of the named executive officers under our 401(k) plan of up to $2,625 in the 2006 and 2005 fiscal years and $2,562 in the 2004 fiscal year.
(3)	Includes payments for Dr. Goldenberg’s services to IBC Pharmaceuticals in the amount of $55,000 for each of the three fiscal years.
(4)	Includes (i) royalty payments in the amount of $100,000 paid to Dr. Goldenberg pursuant to a patent license agreement and his employment agreement; and (ii) an auto expense allowance.
(5)	Includes the dollar value of (i) premiums paid by us with respect to life insurance policies maintained for the benefit of the Goldenberg Family Trust in the amount of $195,262 in fiscal 2006, $181,655 in fiscal 2005 and $187,590 in fiscal 2004; and (ii) premiums paid by us with respect to life insurance policies maintained for the benefit of Dr. Goldenberg in the amount of $13,273 in fiscal 2004.

Option Grants in Last Fiscal Year

The following table sets forth information regarding stock options granted during fiscal 2006 to each of the Named Executive Officers.

Name	Individual Grants
	Number of Securities Underlying Options Granted(#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)

					5%	10%
Cynthia L. Sullivan	150,000	22%	$2.63	6/14/16	$248,099	$628,731
Dr. David M. Goldenberg	150,000	22	2.63	6/14/16	248,099	628,731
Gerard G. Gorman	75,000	11	2.63	6/14/16	124,049	314,366

(1)	The options were granted pursuant to the Immunomedics, Inc. 2002 Stock Option Plan. The options granted to the Named Executive Officers are incentive stock options, except for Dr. Goldenberg who receives non-qualified stock options, and vest annually in four equal annual installments commencing one year from the date of grant. The exercise price of each option was equal to the closing market price of our common stock on the date of grant.
(2)	The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock, the optionee’s continued employment through the option period and the date on which the options are exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information regarding the exercises of options by each of the Named Executive Officers during fiscal 2006. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of June 30, 2006 and the values of “in-the-money” options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of the Unexercised In-The-Money Options at Fiscal Year-End(1)
	Shares Acquired on Exercise	Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Cynthia L. Sullivan	—	—	1,145,000	150,000	$146,400	$1,500
Dr. David M. Goldenberg	—	—	1,500,000	150,000	262,500	1,500
Gerard G. Gorman	—	—	325,000	75,000	44,500	750

(1)	The fair market value for our common stock was $2.64, the last sale price per share as reported by the NASDAQ Global Market on June 30, 2006.

Equity Compensation Plans

The following table provides information with respect to our compensation plans under which equity compensation is authorized as of September 30, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	5,349,700	$7.8087	1,386,925
Equity compensation plans not approved by security holders	—		—

Total	5,349,700	$7.8087	1,386,925

(1)	Includes the Company’s 2002 Stock Option Plan.

Retirement Plan

We maintain a retirement plan established in conformity with Section 401(k) of the Internal Revenue Code of 1986, as amended. All of our employees are eligible to participate in the retirement plan and may, but are not obligated to, contribute a percentage of their salary to the retirement plan, subject to certain limitations. Each year, we may contribute to the retirement plan a percentage of each employee’s contribution to the retirement plan, which does not exceed 5.0% of the employee’s salary. We may also make an additional contribution to the retirement plan. Employee contributions vest immediately. Our contributions vest 20% after two years from the date of hire and, thereafter, at the rate of 20.0% per year for the following four years. A participant also becomes fully vested upon death, retirement at age 65 or if they become disabled while an employee. Benefits are paid following termination of employment or upon the occurrence of financial hardship. It is not possible to estimate the benefits that any participant may be entitled to under the retirement plan since the amount of such benefits will be dependent upon, among other things, our future contributions, future net income earned by the contributions and forfeitures upon future terminations of employment. For the last three fiscal years we have not contributed to the retirement plan in excess of $2,625 for 2006 and 2005 and $2,562 for 2004 for any of our executive officers.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Cynthia L. Sullivan

Employment Agreement. On June 14, 2006, we agreed to extend the existing employment agreement in effect with Cynthia L. Sullivan that sets forth the terms of her employment with the Company through December 31, 2006. The Compensation Committee intends to address her compensation based, in part, on an independent third-party consultant’s review of current market conditions. During the term of her employment, we will pay Ms. Sullivan an annual base salary rate of $520,000 and an annual bonus as determined by the Compensation Committee of our Board of Directors, which in no event shall be less than 20% of the base salary. Ms. Sullivan was awarded 150,000 stock options on June 14, 2006, in accordance with the Company’s 2002 Stock Option Plan. Under her employment agreement, Ms. Sullivan may participate in all benefit plans and programs to the extent she is eligible including medical and life insurance.

Under the employment agreement, if Ms. Sullivan is terminated for Cause (as defined in the employment agreement), by reason of death, unavailability (as defined in the employment agreement), or by reason of voluntary resignation, then we must pay Ms. Sullivan the base salary through such date of termination. If Ms. Sullivan is terminated for any other reason, then we must continue for a period of four years Ms. Sullivan’s medical and life insurance and must pay Ms. Sullivan the sum of (i) the highest base salary paid to Ms. Sullivan during any of the prior three years, (ii) the highest bonus paid to Ms. Sullivan during the prior three years and (iii) the stock options that Ms. Sullivan would have otherwise received during the period commencing on the termination date and ending on the later of 24 months from the termination date (such sum, collectively with the extension of benefits is referred to hereinafter as the “Severance Payment”).

In the event of a Change of Control (as defined in the employment agreement), all previous stock option grants made to Ms. Sullivan shall immediately vest. If, following the Change of Control, we do not agree to allow Ms. Sullivan to remain in her current capacity for a one-year period before either consummating a new contract, or the election by Ms. Sullivan to be paid the Severance Payment, then her employment will be terminated and we must pay Ms. Sullivan the Severance Payment.

Dr. David M. Goldenberg

Employment Agreement. Pursuant to the terms of his employment agreement as currently in effect, Dr. Goldenberg is entitled to receive incentive compensation equal to one-half of one percent (0.5%) on the first $75.0 million of all Annual Net Revenue (as defined therein) of Immunomedics, and one-quarter of one percent (0.25%) on all such Annual Net Revenue in excess thereof. Annual Net Revenue is defined to include the proceeds of certain dispositions of assets or interests therein, including royalties, certain equivalents thereof and, to the extent approved by the Board of Directors, non-royalty license fees.

Dr. Goldenberg is also entitled to receive Revenue Incentive Compensation during the period of his actual employment with us, and for a period of three years thereafter, unless he unilaterally terminates his employment without cause or is terminated for cause. With respect to the period that Dr. Goldenberg is entitled to receive Revenue Incentive Compensation on any given products, it will be in lieu of any other percentage compensation based on sales or revenue due him with respect to such products under his employment agreement or the license agreement. With respect to any periods that Dr. Goldenberg is not receiving such Revenue Incentive Compensation, he is entitled to receive one-half of one percent (0.5%) on cumulative annual net sales of, royalties on, certain equivalents thereof, and, to the extent approved by the Board of Directors, other consideration received by Immunomedics for such products, up to a cumulative annual aggregate of $75,000,000, and one-quarter of one percent (0.25%) on any cumulative Annual Net Revenue in excess of $75,000,000. A $100,000 annual minimum payment must be paid in the aggregate against all Revenue Incentive Compensation and Royalty Payments and the License Agreement. No payments were made during 2006 other than the annual minimum payments. In future periods, Dr. Goldenberg may be entitled to certain payments as a result of the Company’s May 9, 2006 Development, Collaboration and License Agreement with UCB, S.A.

The terms of his employment agreement also provide that Dr. Goldenberg is entitled to receive a percent, not less than 20 percent (20%), as determined in good faith by the Board of Directors, of net consideration (including, without limitation, license fees) which Immunomedics receives in connection with any disposition by sale, license or otherwise, of any Undeveloped Assets (as defined therein) which are not budgeted as part of Immunomedics’ strategic plan. Pursuant to this provision, Dr. Goldenberg received a 20% profit interest in the membership interests originally acquired by Immunomedics in connection with the formation of the IBC Pharmaceuticals joint venture with Beckman Coulter in March 1999. Dr. Goldenberg also is compensated by IBC Pharmaceuticals as discussed in greater detail below.

Dr. Goldenberg is not entitled to any incentive compensation with respect to any products, technologies or businesses acquired from third parties for a total consideration in excess of $5,000,000, unless we had made a material contribution to the invention or development of such products, technologies or businesses prior to the time of acquisition. Except as affected by a Change in Control (as defined therein) or otherwise approved by the Board of Directors, Dr. Goldenberg will also not be entitled to any Revenue Incentive Compensation or Royalty Payments other than the Annual Minimum Payment with respect to any time during the period of his employment (plus three years, unless employment is terminated by mutual agreement or by Dr. Goldenberg’s death or permanent disability) that he is not the direct or beneficial owner of shares of Immunomedics’ voting stock with an aggregate market value of at least twenty times his defined annual cash compensation.

Finally, it is a condition to his employment agreement that Dr. Goldenberg be permitted to continue his involvement with CMMI, as discussed in greater detail elsewhere in this proxy.

On November 1, 1993, Immunomedics and Dr. Goldenberg entered into a five-year employment agreement (the “Agreement”) with an additional one-year assured renewal and thereafter automatically renewable for additional one-year periods unless terminated by either party as provided in the Agreement. This Agreement was amended on July 1, 2001, pursuant to which Dr. Goldenberg will receive an annual minimum base salary of $275,000, an annual bonus to be determined by the Board of Directors but in no event less than 20% of the base salary, annual stock option grants to purchase at least 150,000 shares of common stock, other benefits and certain change of control protections. Under the Agreement as amended, the Company extended Dr. Goldenberg’s employment agreement for a five-year period to June 30, 2006. The Agreement includes an automatic one-year extension. Further, the Company acknowledged and approved Dr. Goldenberg’s continuing involvement with CMMI and IBC. In Fiscal 2006, Dr. Goldenberg received a minimum base salary of $400,000 and a cash bonus of $80,000 (an amount equal to 20% of his current base salary) and was granted options to purchase 150,000 shares of the Company’s common stock. On June 30, 2006 the existing agreement with Dr. Goldenberg expired. Under the terms of the expired agreement, Dr. Goldenberg’s employment with Immunomedics was automatically extended for a one-year period to June 30, 2007 under the same terms and conditions. At the present time the Compensation Committee of the board is addressing his future compensation based, in part, on an independent third-party consultant’s review of current market conditions.

Severance Agreement. In June 2002, the Board of Directors approved (with Dr. Goldenberg and Ms. Sullivan abstaining) a severance agreement for Dr. Goldenberg pursuant to which we are required, under certain circumstances upon his termination for any reason, including as a result of his disability or a change in control, to sell to Dr. Goldenberg’s family partnership the $10.0 million life insurance policy we have purchased insuring his life. In addition, if Dr. Goldenberg is terminated upon his disability or a change in control within six years of the date of the severance agreement, we will reimburse him for the total purchase price of the life insurance policy. If he is terminated for any other reason, whether voluntarily or involuntarily, we will reimburse him for 50% of the purchase price, so long he has remained employed by our Company for three years after the agreement, plus an additional amount for each month of service in excess of three years.

Gerard G. Gorman

On March 10, 2006, Immunomedics entered into a Change of Control and Severance Agreement with Gerard G. Gorman, Senior Vice President, Finance and Business Development, and Chief Financial Officer. The Change of Control and Severance Agreement provides that in the event Mr. Gorman is terminated pursuant to an involuntary termination (including the involuntary dismissal or discharge by the Company other than for cause, or the voluntary resignation within ninety (90) days following certain events) within twelve months following a Change in Control (as defined in the Change of Control and Severance Agreement), Mr. Gorman will receive from the Company (i) a lump-sum amount equal to two times the sum of Mr. Gorman’s annual rate of base salary and bonus, including both cash and equity bonuses; (ii) accelerated vesting of all outstanding options such that each outstanding options immediately vest and become exercisable for a specified period; (iii) a lump-sum severance payment equal to the bonus amount received in the previous year, pro-rated for the number of months (including partial months) completed prior to termination; and (iv) continued health coverage for a specified period. The Change of Control and Severance Agreement also contains certain tax payment provisions in certain instances.

Stock Option Plan

Certain of the outstanding option agreements issued under the 2002 Stock Option Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control. In the event of a change in control, each option granted to an optionee after June 12, 2002, will immediately become vested and fully exercisable in the event of a change in control only if so specified in the optionee’s option agreement or otherwise approved by the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain of our affiliates, including members of our senior management and Board of Directors, as well as their respective family members and other affiliates, have relationships and agreements among themselves as well as with us and our affiliates, that create the potential for both real, as well as perceived, conflicts of interest. These include Dr. David M. Goldenberg, our Chairman and Chief Strategic Officer, Ms. Cynthia L. Sullivan, our President and Chief Executive Officer, and certain companies with which we do business, including the Center for Molecular Medicine and Immunology.

Dr. David M. Goldenberg

Dr. David M. Goldenberg was an original founder of our Company over 20 years ago and continues to play a critical role in our business. He currently serves as Chairman of our Board of Directors and Chief Strategic Officer, and he is married to our President and Chief Executive Officer, Ms. Cynthia L. Sullivan. Dr. Goldenberg is a party to a number of agreements with our Company involving not only his services, but also intellectual property owned by him. In addition, Dr. Goldenberg performs services for one of our subsidiaries, IBC Pharmaceuticals, Inc., as well as other businesses with which we are affiliated to varying degrees.

License Agreement. Pursuant to a License Agreement between our Company and Dr. Goldenberg, certain patent applications owned by Dr. Goldenberg were licensed to us at the time of our formation in exchange for a royalty in the amount of 0.5% of the first $20,000,000 of annual net sales of all products covered by any of such patents and 0.25% of annual net sales of such products in excess of $20,000,000. Five of the licensed U.S. patents have since expired. In November 1993, the ownership rights of Immunomedics were extended as part of Dr. Goldenberg’s employment agreement, with Immunomedics agreeing to diligently pursue all ideas, discoveries, developments and products, into the entire medical field, which, at any time during his past or continuing employment by Immunomedics (but not when performing services for CMMI—see below), Dr. Goldenberg has made or conceived or hereafter makes or conceives, or the making or conception of which he has materially contributed to or hereafter contributes to, all as defined in his employment agreement.

Life Insurance. We have also agreed with Dr. Goldenberg to maintain in effect for his benefit a $2,000,000 whole life insurance policy. If Dr. Goldenberg retires from our Company on or after his agreed retirement, or if his employment ends because of permanent disability, we must pay all then outstanding loans, if any, made to the Company under such policy, and assign such policy to Dr. Goldenberg in consideration of the services previously rendered by Dr. Goldenberg to the Company. There are no outstanding loans as of June 30, 2006. If the employment of Dr. Goldenberg terminates for any other reason, except for cause, Dr. Goldenberg has the option to purchase such policy for a price mutually agreed upon by him and the Board of Directors, but not to exceed the cash value thereof less any outstanding policy loans, or he may purchase such policy at its full cash value, less any outstanding loans, with the purchase price to the paid out of the proceeds of the policy or any earlier payment or withdrawal of all or any portion of its net cash value. We also currently maintain $4,000,000 of key man life insurance on Dr. Goldenberg for our benefit.

Additionally, a trust created by Dr. Goldenberg purchased in 1991 a $10,000,000 whole life policy on his life. The policy provides funds that may be used to assist Dr. Goldenberg’s estate in settling estate tax obligations, and thus potentially reducing the number of shares of our common stock his estate may be required to sell over a short period of time to raise funds to satisfy such tax obligations. During what is estimated to be a 15-year period, we are obligated to pay $143,000 per year towards premiums, compared to an equivalent $250,000 commitment under the previous policies, in addition to amounts required to be paid by Dr. Goldenberg. We have an interest in this policy up to the cumulative amount of premium payments we have made which, through June 30, 2006, was $2,409,000. If Dr. Goldenberg’s employment terminates, and the policy is not maintained, we would receive payment of only its invested cumulative premiums, up to the amount of cash surrender value in the policy.

Relationships with The Center for Molecular Medicine and Immunology

We have historically relied upon, to varying degrees, CMMI, a not-for-profit specialized cancer research center, for the performance of certain basic research and patient evaluations, the results of which are made available to us pursuant to a collaborative research and license agreement. CMMI, which is funded primarily by grants from the National Cancer Institute, is located in Belleville, New Jersey. Dr. Goldenberg is the founder, current President and a member of the Board of Trustees of CMMI. Dr. Goldenberg’s employment agreement permits him to devote more of his time working for CMMI than for our Company. Certain of our consultants have employment relationships with CMMI, and Dr. Hans Hansen, one of our employees and former executive officer, is a former adjunct member of CMMI. Despite these relationships, we believe CMMI is independent of Immunomedics, and CMMI’s management and fiscal operations are the responsibility of CMMI’s Board of Trustees.

We have reimbursed CMMI for expenses incurred on behalf of our Company, including amounts incurred pursuant to research contracts, in the amount of approximately $62,000, $66,000, and $109,000 during the years ended June 30, 2006, 2005 and 2004, respectively. We also provide, at no cost to CMMI, laboratory materials and supplies, although the aggregate cost of these materials and supplies does not exceed $20,000 in any year. In fiscal years ended June 30, 2006 and 2005 we incurred $40,000 and $52,000, respectively, of legal expenses on behalf of CMMI for patent related matters. We have first rights to license these patents and may decide whether or not to support them. Any inventions made independently of us at CMMI are the property of CMMI.

During the fiscal years 2006, 2005 and 2004, our Board of Directors authorized grants to CMMI of $2,000, $3,000 and $401,000, respectively, to support research and clinical work being performed at CMMI, such grants to be expended in a manner deemed appropriate by the Board of Trustees of CMMI.

IBC Pharmaceuticals

IBC Pharmaceuticals, Inc. (“IBC”) is a majority owned subsidiary of Immunomedics. IBC reimbursed Immunomedics for $206,000 of its research activities in 2005, which were conducted on behalf of IBC.

As of June 30, 2006, the shares of IBC were held as follows:

Stockholder	Holdings	Percentage of Total
Immunomedics, Inc.	5,599,705 shares of Series A Preferred Stock	73.26%
Third Party Investors	643,701 shares of Series B Preferred Stock	8.42%
David M. Goldenberg Millennium Trust	1,399,926 shares of Series C Preferred Stock	18.32%

		100.00%

In fiscal 2006, Dr. Goldenberg received $55,000 in compensation for his services to IBC.

At June 30, 2006, Dr. Goldenberg was one of three directors of IBC (the other two being independent directors), while Ms. Sullivan, Mr. Gorman and Ms. Phyllis Parker, our Secretary for many years, served as the acting President, Treasurer and Secretary, respectively.

STOCK PERFORMANCE GRAPH

This graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing by our Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the Center for Research in Security Prices at the University of Chicago, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

	6/30/01	6/30/02	6/30/03	6/30/04	6/30/05	6/30/06
Immunomedics	100	24	30	23	8	12
NASDAQ Composite	100	68	76	95	96	102
NASDAQ Pharmaceutical	100	64	95	92	107	103

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is currently composed of four independent, non-employee directors (Dr. Jaffe was appointed to the Committee in September 2006). The Compensation Committee’s primary functions are to address Chief Executive Officer and senior executive talent development, retention, performance and succession planning, and to provide advice to, as well as, in certain circumstances, act on behalf of, the Immunomedics Board of Directors with respect to Immunomedics’ general and executive compensation and benefit practices. In particular, the Compensation Committee performs the following functions:

•	conducts an annual review of the performance of the Chief Executive Officer and the Chairman and Chief Strategic Officer based on both objective and subjective criteria, such as performance of the business, accomplishment of long-term strategic objectives and management development;

•	reviews with the Chief Executive Officer Immunomedics’ organization concepts, the development and potential for promotion of the senior members of Immunomedics’ management and the availability of replacements for these management positions;

•	reviews the qualifications of the executive officers of Immunomedics and nominates executive officers for election by the full Board of Directors;

•	reviews and approves compensation policy and philosophy for Immunomedics to ensure that the compensation strategy supports organizational objectives and stockholder interests, and considers appropriate companies for comparative purposes;

•	determines the annual salary and other elements of total compensation of the Chief Executive Officer, and, with the involvement of the Chief Executive Officer, annually reviews the total compensation of all other executive officers;

•	determines the annual salary and other elements of total compensation of the Chief Strategic Officer;

•	administers Immunomedics’ equity incentive plans and the issuance of awards pursuant to those plans, including approving of all equity grants to executive officers, establishing equity grant guidelines and monitoring the availability of shares under those plans; and

•	approves and recommends to the full Board of Directors the adoption of, and any suggested material changes to: (a) any equity incentive plans; (b) any qualified or non-qualified employee pension, profit-sharing or retirement plans; and (c) any broad-based employee incentive compensation plans; and approves changes to these plans that do not require stockholder approval or do not involve material amounts of money or other consideration.

General Compensation Philosophy

Immunomedics’ compensation philosophy is based on the principles of competitive and fair compensation consistent with performance. The executive compensation program is designed to motivate and reward our senior management by aligning a substantial portion of their compensation with the achievement of Immunomedics’ strategic business goals as well as individual performance objectives.

To ensure that compensation is competitive, the Compensation Committee regularly compares Immunomedics compensation practices and levels with those of other leading companies in the biotechnology and biopharmaceutical industries with whom Immunomedics competes for executive talent. While in certain circumstances these companies are at a similar stage of development as Immunomedics, the Compensation Committee also looks at both smaller and larger companies to obtain a comprehensive view of the compensation practices with other high-value, rapidly developing biotech companies. These companies included Alexion Pharmaceuticals, Cytogen, Enzon Pharmaceuticals, Imclone Systems, Immunogen, Palatin Technologies, Praecis Pharmaceuticals, Regeneron Pharmaceuticals and Xoma. The Compensation Committee believes that, in light of the rapid growth in recent years of the Immunomedics pipeline of therapeutic and diagnostic product candidates, as well as the Company’s aggressive plans for future growth, this dual approach is the best means of ensuring that the Company is able to recruit and retain the employees it needs to achieve these ambitious goals.

Key Elements of Compensation

The major elements of Immunomedics’ compensation program are base salary, annual bonus and stock options.

Salary. Base salary levels are designed to recognize an individual’s ongoing contribution, to be commensurate with an individual’s experience and organization level and to be competitive with market benchmarks. Increases in annual salaries are based on demonstrated levels of competency in skill, effectiveness and leadership, and by comparing how an individual has performed essential job requirements against what was envisioned with the position. Salary adjustments also are based on general market competitiveness. The Compensation Committee does not use a specific formula based on these criteria, but instead makes an evaluation of each executive officer’s contributions in light of all such criteria.

Bonus Program. Immunomedics’ executive officers, along with other employees, are eligible to participate in a bonus program that is designed to promote the achievement of Immunomedics’ goals. Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include advancement of the Company’s pipeline of both therapeutic as well as diagnostic product candidates, growth in the Company’s intellectual property portfolio, development of the Company’s manufacturing and operating capabilities, enhancements to the Company’s financial reporting systems and controls, and the successful negotiation of advantageous out-licensing as well as other collaborative agreements. Throughout fiscal 2006, the Compensation Committee did not utilize formalized mathematical formulas, nor did it assign weightings to these factors. The Compensation Committee, in its sole discretion, determined the amount, if any, of bonus payments to each executive.

Each executive officer has a target bonus opportunity that, in the case of Ms. Sullivan and Dr. Goldenberg, is determined in accordance with their respective employment agreements, or is otherwise set by the Compensation Committee each year based on its review of total compensation at companies such as those identified above. For fiscal 2006, target bonus levels for Immunomedics’ executive officers ranged from 10% - 50% of base salary, although actual bonus awards can range from zero to well above the target bonus level.

Stock Option Program. Substantially all employees are eligible to participate in Immunomedics’ stock option program. Our stock option program is designed to directly align the long-term financial interests of Immunomedics’ employees and its stockholders, to assist in the retention of employees by providing a meaningful ownership stake in Immunomedics and to encourage our employees to think and act like owners of the business. Immunomedics generally uses a four-year vesting period and a ten-year exercise period for all stock option grants to encourage key employees to continue their employment with us. The exercise price for all stock options granted in fiscal 2006 equaled the market value of the underlying shares on the dates of grant. Therefore, ultimately the stock options have value only if the value of the underlying shares increases. During the 2005 fiscal year the Board of Directors approved the acceleration of all outstanding stock options (the “Acceleration”). The exercise price of all stock options was above market value at the time of the Acceleration. These actions were taken in order to avoid expense recognition in future financial statements upon adoption of FAS 123R as of July 1, 2005.

Immunomedics typically grants stock options to new employees when they start employment and to continuing employees on an annual basis and upon promotions to positions of greater responsibility. Decisions about the size of annual stock option grants that may be made to continuing employees are made at the end of our fiscal year in June, and are generally intended to reflect the individual’s position with Immunomedics, the degree to which his or her contributions impacted our results in the past year, and the importance of his or her critical skills for Immunomedics’ future success.

Ms. Sullivan’s Fiscal 2006 Compensation

Ms. Sullivan is eligible to participate in the same executive compensation plans available to our senior executive officers.

Ms. Sullivan’s annual salary remains at $520,000 through December 31, 2006, at which time the Compensation Committee of the Board will address her compensation based on an independent third-party consultant’s review of current market conditions. Ms. Sullivan was granted a bonus of $104,000, or 20% of her base salary, in June 2006 in consideration of her contributions to the Company during the fiscal year ended June 30, 2006. She received a bonus of $125,000 during the prior fiscal year.

Ms. Sullivan received a grant of options to purchase 150,000 shares of common stock at a price of $2.63 per share in June 2006 in consideration of her achievements in the fiscal year ended June 30, 2006. She had been granted stock options to purchase 150,000 shares of Immunomedics’ common stock at a price of $1.75 per share in June 2005 in consideration of her performance during the year ended June 30, 2005.

The Compensation Committee believes that Ms. Sullivan’s fiscal 2006 total compensation was competitive, fair, and consistent with Immunomedics’ results for the year, and reflective of Immunomedics’ executive compensation philosophy.

Dr. Goldenberg’s Fiscal 2006 Compensation

Dr. Goldenberg is eligible to participate in the same executive compensation plans available to our senior executive officers.

Dr. Goldenberg’s annual salary for Fiscal 2006 was $455,000 (includes payments for Dr. Goldenberg’s services to IBC Pharmaceuticals in the amount of $55,000). Dr. Goldenberg was granted a cash bonus of $80,000, or 20% of his base salary. Dr. Goldenberg received a cash bonus of $100,000 during the prior fiscal year.

Dr. Goldenberg received a grant of options to purchase 150,000 shares of common stock at a price of $2.63 per share in June 2006 in consideration of his achievements in the fiscal year ended June 30, 2006. Dr. Goldenberg had been granted stock options to purchase 150,000 shares of Immunomedics’ common stock at a price of $1.75 per share in June 2005 in consideration of his performance during the year ended June 30, 2005.

The Compensation Committee believes that Dr. Goldenberg’s Fiscal 2006 total compensation was competitive, fair, and consistent with Immunomedics’ results for the year, and reflective of Immunomedics’ executive compensation philosophy.

Tax Policy

Internal Revenue Code Section 162(m) precludes Immunomedics from taking a deduction for compensation in excess of $1.0 million paid to the executive officers required to be named in the Summary Compensation Table in the proxy statement. Certain income may be excluded from the limit. While it is our policy to qualify our executive officer compensation for deductibility under applicable tax law to the extent reasonable, the Compensation Committee has not adopted a blanket policy limiting executive compensation to fully tax-deductible amounts in every case, and non-deductible payments have been made in the past and may possibly occur again.

Immunomedics will be able to fully deduct the compensation paid to the named executive officers in fiscal 2006. If it appears likely that the application of Section 162(m) will affect the Company in the future, the Board of Directors and the Compensation Committee will assess the practical effect on executive compensation and the Company, and determine what action, if any, is appropriate to exclude certain compensation from the limit while maintaining the flexibility necessary to provide total cash compensation in line with competitive practice, our compensation philosophy, and our best interests, in each case without regard to deductibility. Accordingly, the Company may from time to time pay compensation to our executive officers that may not be deductible for tax purposes.

The Compensation Committee

Richard R. Pivirotto, Chairman

Mary E. Paetzold

Brian A. Markison

Dr. Marvin Jaffe (appointed in September 2006)

AUDIT COMMITTEE REPORT

The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of Immunomedics’ financial statements, systems of internal control and the independence and performance of the independent registered public accounting firm.

The Audit Committee is currently composed of four of our non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the listing standards of the NASDAQ Global Market that govern audit committee composition, including the requirements that:

•	all audit committee members are “independent directors” as that term is defined in such listing standards;

•	all audit committee members are able to read and understand fundamental financial statements; and

•	at least one audit committee member is financially sophisticated.

The Audit Committee operates under a written charter adopted by the Audit Committee that reflects standards contained in the NASD listing standards. The Audit Committee has reviewed and updated this charter annually. This charter was reviewed and reassessed to be in compliance with the applicable NASDAQ and SEC rules. A complete copy of the current charter is attached to this proxy statement as Appendix A.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm Immunomedics’ audited financial statements as of and for the year ended June 30, 2006.

The Audit Committee has also reviewed and discussed with management and the independent registered public accounting firm management’s assessment that Immunomedics Inc. maintained effective internal control over financial reporting as of June 30, 2006, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria).

The Company has adopted a Code of Ethics for its senior financial officers which the Audit Committee believes is compliant with the SEC Regulation S-K Item 406.

In general, Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, requires the independent registered public accounting firm to provide the Committee with additional information regarding the scope and results of the audit, including:

•	the independent registered public accounting firm’s responsibilities under generally accepted auditing standards;

•	the independent registered public accounting firm’s judgments about the quality of Immunomedics’ accounting principles;

•	the adoption of, or a change in, accounting policies;

•	sensitive accounting estimates;

•	accounting for significant unusual transactions and for controversial or emerging areas;

•	significant audit adjustments;

•	unadjusted audit differences considered to be immaterial;

•	other information in documents containing audited financial statements;

•	total fees for management consulting services and types of services rendered;

•	disagreements with management on financial accounting and reporting matters;

•	major issues discussed with management prior to retention;

•	consultation with other accountants;

•	difficulties encountered in performing the audit; and

•	material errors, fraud and illegal acts.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by this Statement.

In general, Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, requires the independent registered public accounting firm to communicate, at least annually, with the Committee regarding all relationships between the independent registered public accounting firm and Immunomedics that, in the professional judgment of the independent registered public accounting firm, may reasonably be thought to bear on their independence. The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by this Standard, and the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. When considering the independent registered public accounting firm’s independence, the Audit Committee considered whether their provision of services to Immunomedics beyond those rendered in connection with their audit and review of Immunomedics’ consolidated financial statements was compatible with maintaining their independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the auditors for audit services in fiscal 2006. Information about the auditors’ fees for fiscal 2006 is listed below in this proxy statement under “Independent Registered Public Accounting Firm.” Based on these discussions and considerations, The Audit Committee is satisfied as to the independent registered public accounting firm’s independence.

Based on the reviews and discussions referred to above, The Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in Immunomedics’ Annual Report on Form 10-K for the year ended June 30, 2006. The Audit Committee has also selected Ernst & Young LLP as Immunomedics’ independent registered public accounting firm for the fiscal year ending June 30, 2007.

The Audit Committee

Mary E. Paetzold, Chairperson

Dr. Marvin E. Jaffe

Richard R. Pivirotto

Don C. Stark (appointed to the Committee on May 24, 2006)

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected, with the approval of the Board of Directors, the firm of Ernst & Young LLP as Immunomedics’ independent registered public accounting firm for fiscal 2007. Ernst & Young has served as our independent registered public accounting firm since July 1, 2002.

Representatives of Ernst & Young LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Audit and Other Fees

These tables show fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended June 30, 2006 and June 30, 2005, and fees billed to us for other services rendered by Ernst & Young LLP during those periods:

	2006	2005
Audit Fees(1):	$400,000	$409,720
Audit-Related Fees:	—	—
Tax Fees:	39,000	15,000
All Other Fees:	—	—

Total	$439,000	$424,720

(1)	Audit fees include fees for audit work performed in the review of the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents, statutory audits, and attestation and consulting services regarding financial accounting and/or reporting standards. Also included in 2006 are audit related fees are services provided by Ernst & Young LLP in 2006 related to the audit of the Company’s assessment of internal control to comply with Section 404 of the Sarbanes-Oxley Act of 2002.

Disagreements with Accountants on Accounting and Financial Disclosure

None.

Appointment of Independent Registered Public Accounting Firm and Pre-Approval of Audit and Non-Audit Services

The Audit Committee charter requires approval of all audit services to be performed by our independent registered public accounting firm.

Prior to engaging Ernst & Young LLP to render the above services, and pursuant to its charter, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the independent registered public accounting firm was compatible with the maintenance of Ernst & Young LLP’s independence in the conduct of its auditing services.

The Audit Committee will use the following procedures for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.

Before engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm will submit a detailed description of services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

1. Audit Services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

2. Audit-Related Services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3. Tax Services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.

4. Other Services are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock and any other equity securities issued by us. Executive officers, directors and greater than 10% beneficial owners are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were in compliance. There were no purchases of shares or exercises of options in the fiscal year ended June 30, 2006, by such persons that were not timely filed under Section 16(a).

Stockholder Proposals for Fiscal 2006 Annual Meeting

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2007, stockholder proposals must be received no later than June 25, 2007. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by September 8, 2007, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be sent to the attention of Corporate Secretary, Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey 07950.

Householding of Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact Investor Relations at Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey 07950, or e-mail Investor Relations at investor@immunomedics.com.

If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.

On behalf of the Board of Directors,

PHYLLIS PARKER, Secretary

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (other than the exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.sec.gov or www.immunomedics.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Investor Relations, Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey 07950.

Appendix A

AMENDED AND RESTATED CHARTER

OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF IMMUNOMEDICS, INC.

I. STATUS

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Immunomedics, Inc. (the “Company”).

II. PURPOSE

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The purpose of the Committee is: (1) to oversee the accounting and reporting processes of the Company and the audits of the financial statements of the Company; (2) to interact directly with, and evaluate the qualifications, performance and independence of, the Company’s independent registered public accounting firm; (3) to assist the Board as appropriate in connection with the Board’s responsibilities in overseeing the Company’s compliance with legal and regulatory requirements; and (4) to take appropriate action in connection with the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

III. COMPOSITION; MEETINGS AND OPERATIONS

The Committee shall consist of at least three directors who shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee of the Board. Each member of the Committee, in the judgment of the Board, shall be an “independent director” of the Company as that term is defined by the Sarbanes-Oxley Act of 2002 (the “S-O Act”), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules of The Nasdaq Stock Market, and any other law, rule or regulation applicable to the Company. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time during the past three years.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand the Company’s financial statements, including its balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including serving or having served as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Also, at least one member of the Committee shall qualify as an “audit committee financial expert” as that term is defined in the S-O Act and the final rules promulgated thereunder and as determined by the Board.

Committee members and a Chairperson of the Committee shall be appointed by the Board. If a Committee Chairperson is not designated or present, the members of the Committee may designate a Chairperson by majority vote of the Committee membership.

A majority of the Committee shall constitute a quorum for the transaction of business. The Committee may act by a majority vote of the members present at a duly constituted meeting of the Committee. In the absence or disqualification of a member of the Committee, the members present, whether or not they constitute a quorum, may unanimously appoint another independent member of the Board to act at the meeting in the place of an absent or disqualified member. In the event of a “tie” vote on any issue voted upon by the Committee, the Committee Chairperson’s vote shall decide the issue.

The Committee shall meet, in person or telephonically, at least four times annually, or more frequently as circumstances dictate. The Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent registered public accounting firm and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. The Committee shall make regular reports to the full Board.

The Committee shall have the authority to conduct any investigation appropriate to fulfilling its duties and responsibilities, and shall have direct access to the Company’s independent registered public accounting firm as well as anyone in the Company. The Committee has the ability to retain and pay, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent registered public accounting firm for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall have the authority to delegate to one or more members of the Committee the authority to pre-approve audit and permitted non-audit services. Such members must report grants of pre-approval to the full Committee at its next scheduled meeting. In addition, the Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend a Committee meeting and to provide such pertinent information as may be requested by the Committee.

IV. RESPONSIBILITIES AND DUTIES

The Committee’s role is one of oversight. While the Committee has the responsibilities set forth in this Charter, the Committee relies on the expertise and knowledge of management and the independent registered public accounting firm in carrying out its oversight responsibilities. Management is responsible for determining that the Company’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles (“GAAP”). The independent registered public accounting firm is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP.

In carrying out its duties and responsibilities, the Committee shall:

Financial Reporting

1. Review with management and the independent registered public accounting firm the Company’s year-end audited financial statements to determine whether to recommend to the Board that the Company’s audited financial statements be filed with the SEC in its Annual Report Form 10-K.

2. Discuss the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent registered public accounting firm.

3. Review with the independent registered public accounting firm and financial and accounting personnel: (i) significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements, and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation, and (ii) the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

4. Review and discuss reports from the independent registered public accounting firm regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments within GAAP for policies and procedures related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; (iii) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences; and (iv) any significant disagreements with management.

5. In consultation with management and the independent registered public accounting firm, consider the integrity of the Company’s financial reporting processes and controls. Discuss the Company’s policies for financial risk assessment and management, including the Company’s significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

6. Review with management and the independent registered public accounting firm the Company’s quarterly financial information prior to the filing with the SEC of the Company’s Quarterly Report on Form 10-Q.

7. Discuss generally (i.e., the nature of information to be presented and the type or form of presentation to be made in) the Company’s earnings press releases.

8. On a quarterly basis, review and discuss with the independent registered public accounting firm and management (including the Company’s Chief Executive Officer and Chief Financial Officer), as appropriate, the following:

(a) the certifications of the principal executive officer and principal financial officer required to be made in connection with the Company’s periodic reports under the Exchange Act and the S-O Act;

(b) all significant deficiencies in the design or operation of internal controls over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data, including any material weaknesses in internal controls over financial reporting identified by the Company’s independent registered public accounting firm;

(c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting; and

(d) any significant changes in internal controls over financial reporting or in other factors that could significantly affect internal controls over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

Independent registered public accounting firm

9. Be directly responsible for the appointment, retention, termination, compensation and oversight of any registered public accounting firm engaged to prepare or issue an audit report on the Company’s financial statements or perform other audit, review or attest services for the Company (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting).

10. Have ultimate authority to approve all audit engagement fees and terms of the independent registered public accounting firm, who shall report directly to the Committee.

11. On an annual basis, ensure receipt from the independent registered public accounting firm of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the registered public accounting firm, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent registered public accounting firm.

12. Review and pre-approve all audit, review, attest and non-audit services not prohibited by Section 201 of the S-O Act (as codified in Section 10A(g) of the Exchange Act) and the final rules promulgated thereunder to be provided by the independent registered public accounting firm (except those services that satisfy the de minimus exception set forth in Section 10A(i) of the Exchange Act). As described in this Charter under “Composition; Meetings and Operations,” the Committee has the authority to delegate this pre-approval responsibility to one or more members of the Committee.

13. Review and discuss the independent registered public accounting firm’s audit plan, including responsibilities, scope, budget, staffing, locations, reliance upon management and general audit approach.

14. Prior to releasing the Company’s year-end earnings, discuss the results of the audit with the independent registered public accounting firm.

15. Discuss with the independent registered public accounting firm any matters required to be communicated to the Committee by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90, relating to the conduct of the audit. Such discussion should include any changes required in the planned scope of the audit and any matters communicated by the independent registered public accounting firm to management which the auditors view as material weaknesses and reportable conditions of material inadequacies as those terms are generally understood by the accounting profession or regulators.

16. Consider the independent registered public accounting firm’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

17. Periodically review the independent registered public accounting firm to assure that all partners who perform audit services for the Company have not performed audit services for the Company in any of the years prohibited by applicable laws and regulations and, if necessary, take appropriate action regarding the independent registered public accounting firm, including removal and replacement.

18. Review the hiring by the Company of employees or former employees of the independent registered public accounting firm.

Legal Compliance

19. Review with management and/or outside legal counsel, as appropriate, any legal and regulatory matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

20. Timely report any non-audit service(s) being performed by the independent registered public accounting firm to the Company’s Chief Financial Officer (or such employee of the Company that performs a similar function or is designated by such officer for this purpose) so that such information may be disclosed in the Company’s SEC filings as necessary.

Other Responsibilities

21. Review and reassess the adequacy of this Charter at least annually. Submit any proposed changes to the Charter to the Board for approval. Ensure inclusion of this Charter in the Company’s annual proxy statement at least once every three years or as required by SEC regulations.

22. Take appropriate action in connection with the report required by the rules of the SEC to be included in the Company’s annual proxy statement (and any other required reports).

23. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

24. Review, and update periodically, in consultation with the Company’s Nominating and Corporate Governance Committee, the Company’s Business Conduct Guidelines and ensure that management has established a system to enforce such guidelines.

25. Meet separately, periodically with management and the independent registered public accounting firm.

26. Maintain minutes of meetings and periodically report to the full Board on significant results of the foregoing activities.

27. Perform any other activities consistent with this Charter, the Company’s by-laws and governing law as the Committee or the Board deems necessary or appropriate.

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF IMMUNOMEDICS, INC.

I. Membership

The Compensation Committee (the “Committee”) is annually appointed by the Board of Directors (the “Board”) of Immunomedics, Inc. (the “Company”). The Committee shall consist of two or more directors all of whom shall be independent (as determined by the Board acting with the advice of legal counsel) in accordance with applicable law and the rules of the NASDAQ Stock Market. In this regard, a person may serve on the Committee only if the Board determines that he or she: (i) is a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended; (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and (iii) is “independent” in accordance with the listing standards of the NASDAQ Stock Market. The Board shall designate a member of the Committee to serve as the Committee’s Chair.

II. Meetings

The Committee shall meet at least once per fiscal year and at such other times as it determines to be necessary or appropriate. The Committee shall prepare minutes of each meeting and report to the Board at the next meeting of the Board following each such Committee meeting.

The Committee may adopt such rules and procedures for the conduct of its affairs as it deems necessary or appropriate. These must be consistent the Company’s Bylaws.

A majority of the members of the Committee shall constitute a quorum. The Committee may designate one or more of the members to act for the Committee for specific actions.

III. Responsibilities

The Committee shall:

1. Review and approve periodically a general compensation policy and salary structure for management and all other employees of the Company and its subsidiaries, which takes into consideration, among other things, business and financial objectives, industry and labor market best pay practices, peer company practices, competitive pressures and such other information as may be deemed appropriate by the Committee.

2. Recommend to the Board an executive compensation policy that is designed to:

•	support overall business strategies and objectives,

•	attract, retain and motivate key executives,

•	link compensation with business objectives and organizational performance,

•	align executive officers’ interests with those of the Company’s stockholders, and

•	provide competitive compensation opportunities.

3. Review the job performance of and approve the base salary and all salary changes for (a) the Chief Executive Officer and the President, and (b) with the involvement of the Chief Executive Officer and the President, the other officers of the Company, including, as applicable, review of performance target goals established from time to time at the beginning of a performance period and determination of whether performance goals have been achieved at the end of a performance period. In the case of the Chief Executive Officer, all compensation recommendations will be presented to the independent directors of the Board in executive session for final approval.

B-1

4. Review the job performance of and approve the base salary and all salary changes for (a) the Chief Strategic Officer, and (b) with the involvement of the Chief Strategic Officer, review his performance of target goals established from time to time at the beginning of a performance period and determination of whether performance goals have been achieved at the end of a performance period. In the case of the Chief Strategic Officer, all compensation recommendations will be presented to the independent directors of the Board in executive session for final approval.

5. Approve bonus, profit sharing, stock options, restricted stock awards and other incentive compensation of the Chief Executive Officer and other officers of the Company. After consultation with senior management, approve, in the aggregate, stock options, other equity compensation and annual bonuses for all other employees. In the case of the Chief Executive Officer, all compensation recommendations will be presented to the independent directors of the Board in executive session for final approval.

6. Engage independent compensation consultants or outside legal consultants as necessary or appropriate to advise the Committee.

7. Review and recommend for approval to the Board new incentive compensation plans or changes to existing incentive compensation plans and approve the operating rules under the Company’s incentive compensation plans. Review the non-employee or independent directors’ compensation program for competitiveness and plan design and recommend changes as appropriate to the Board.

8. Annually report to stockholders on the compensation of the Company’s officers in general and the Chief Executive Officer in particular.

9. Review its Charter annually and undertake additional activities within the scope of its Charter as the Committee may from time to time determine.

10. Act on behalf of the Board on compensation matters that require action between regularly scheduled Board meetings.

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APPENDIX C

CHARTER OF THE

GOVERNANCE AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS OF IMMUNOMEDICS, INC.

I. Purpose

The Governance and Nominating Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Immunomedics, Inc. (the “Company”) to:

•	With the assistance of management, assure that the Board and the Company maintain a standard of corporate governance that conforms to the rules and regulations of the Securities and Exchange Commission and the NASDAQ Stock Market;

•	Review and provide advice and guidance with respect to the Company’s corporate governance guidelines and other policies and procedures relating to corporate governance developed by management in consultation with legal counsel and recommend approval, as applicable, by the Board;

•	Review the Company’s existing corporate governance guidelines, policies and procedures, and periodically review legal and other developments relating to such guidelines, policies and procedures in consultation with the Audit Committee and legal counsel as appropriate;

•	Lead the Board in its annual review of the Board’s and its committees’ performance;

•	Identify qualified individuals to become Board members, and recommend to the Board the director nominees for the next annual meeting of stockholders;

•	Recommend nominees for each committee of the Board; and

•	Review the recommendations made by the CEO of individuals to serve in the senior executive officer positions of the Company, in consultation with the Compensation Committee as necessary or appropriate, and make recommendations to the Board.

II. Membership

The Committee shall consist of at least two of the members of the Board. All of the members of the Committee shall be independent (as determined by the Board acting with the advice of legal counsel) in accordance with the rules of the NASDAQ Stock Market. The Board shall appoint the members of the Committee, each of whom shall serve on the Committee until the earlier of such member’s (i) removal by the Board or (ii) death or resignation. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee deems appropriate, provided any such subcommittee is composed entirely of independent directors as defined under the then-current listing standards of the NASDAQ Stock Market. The subcommittee may consist of one independent director. The Board shall designate a member of the Committee to serve as the Committee’s Chair.

III. Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities or as otherwise required by the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The act of a majority of the Committee members present at a meeting shall be the act of the Committee. Members of the Committee may participate in a meeting by means of a conference telephone or similar communications equipment provided that all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

The Chair of the Committee or any two members of the Committee (if there are at least two members of the Committee at such time) may fix the time and place of the Committee’s meeting, unless the Board shall otherwise provide. In the absence of any member of the Committee, the Committee’s members who are present at any meeting of the Committee, whether or not they constitute a quorum, may appoint another director to act in the place of the Committee member who is not present at such meeting, provided that the Board determines that such other director is an independent director in accordance with applicable law, the then-current rules of the NASDAQ Stock Market and this Charter.

IV. Authority and Responsibilities

Corporate Governance:

The Committee shall:

•	Receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year;

•	Recommend policies on Board composition, such as the size of the Board, the desired mix of senior executives, persons with a significant relationship to the senior executives and persons without such a relationship, and the desired areas of expertise and levels of experience to be required of the Company’s independent directors;

•	Review key personnel and management succession plans, including a review of the qualifications for and candidates to fill vacancies in senior executive offices of the Company (as recommended by management);

•	Review and reassess, as necessary, the adequacy of the Company’s corporate governance guidelines and other policies and procedures relating to corporate governance, as developed and prepared by management or recommended by legal counsel, and make recommendations to the Board regarding implementation and modification of such guidelines, policies and procedures;

•	Review and recommend to the Board for approval the Company’s Code of Business Conduct;

•	In consultation with the Compensation Committee of the Board, advise on changes in Board compensation;

•	Review the direct and indirect relationships of members of the Board with the Company or its management and assisting the Board with its determination of the independence of its members;

•	Make recommendations on the structure of Board meetings; and

•	Review the functions of the Company’s senior executives and make recommendations on changes.

Nominating:

The Committee shall:

•	Establish and periodically review the criteria and qualifications for membership on the Board and, in consultation with legal counsel, ensure the proper disclosure of such criteria and qualifications in the Company’s annual proxy statement;

•	Review the qualifications of and recommend to the Board nominees for election to the Board at each annual meeting of stockholders and fill vacancies on the Board;

•	Establish policies and procedures for stockholders to introduce and recommend to the Board nominees for election as directors, including the appropriate public disclosure of such policies and procedures, review timely nominations for election of directors received from stockholders and ensure that such stockholders are advised of any final action taken by the Board with respect thereto;

•	Recommend to the Board the composition of each committee of the Board, including recommendations for the Chair of each committee;

•	Have the sole authority to retain and terminate any search firm to be used to identify director candidates and have the sole authority to approve the search firm’s fees and other retention terms; and

•	Have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

General:

The Committee shall:

•	Make regular reports to the Board concerning the Committee’s activities;

•	Annually review its own performance; and

•	With the assistance of legal counsel as appropriate, review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

APPENDIX D

IMMUNOMEDICS, INC.

2006 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

This 2006 Stock Incentive Plan is intended to promote the interests of Immunomedics, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

A. The Plan shall be divided into three separate equity incentive programs:

•	the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

•	the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units, performance shares or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued as a fully-vested bonus for services rendered the Corporation (or any Parent or Subsidiary), and

•	the Automatic Grant Program under which eligible non-employee Board members will automatically receive grants at designated intervals over their period of continued Board service.

B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

A. The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any Awards made to the members of the Compensation Committee other than pursuant to the Automatic Grant Program must be authorized by a disinterested majority of the Board.

B. Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs under its jurisdiction or any Award thereunder.

D. Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award made thereunder.

E. Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any Award made under that program, except that the Compensation Committee shall have the express authority to establish from time to time the specific number of shares to be subject to the initial and annual Awards made to the non-employee Board members under such program.

IV. ELIGIBILITY

A. The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. The Plan Administrator shall have full authority to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to vest and become exercisable, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option and (ii) with respect to Awards made under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedules applicable to the shares subject to such Award, the applicable conversion rates for performance share awards and the cash consideration (if any) payable for shares issuable under the Stock Issuance Program.

C. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Grant Program or to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program.

D. The individuals who shall be eligible to participate in the Automatic Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s shareholders, and (ii) those individuals who continue to serve as non-employee Board members on or after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an Award under the Automatic Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic Awards under the Automatic Grant Program while he or she continues to serve as a non-employee Board member.

V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common

Stock initially reserved for issuance over the term of the Plan shall be limited to Twelve Million (12,000,000) shares. Such share reserve is comprised of (i) the number of shares of Common Stock available for issuance under the Predecessor Plan on the Plan Effective Date, including the shares subject to options outstanding at that time under the Predecessor Plan, and (ii) an additional increase of approximately Five Million Two Hundred Sixty Three Thousand Three Hundred Seventy Five (5,263,375) shares of Common Stock. The Plan shall serve as the successor to the Predecessor Plan, and no further stock option grants or stock issuances shall be made under that Predecessor Plan on or after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be transferred to this Plan as part of the initial share reserve hereunder and shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options with respect to their acquisition of shares of Common Stock thereunder. To the extent any options outstanding under the Predecessor Plan on the Plan Effective Date expire or terminate unexercised, the number of shares of Common Stock subject to those expired or terminated options at the time of expiration or termination shall be available for one or more Awards made under this Plan.

B. No one person participating in the Plan may receive Awards for more than Five Hundred Thousand (500,000) shares of Common Stock in the aggregate per calendar year.

C. Shares of Common Stock subject to outstanding Awards made under the Plan (including the options transferred from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards or (ii) the maximum number of shares subject to such Awards are not otherwise issued. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares issued, exercised or vesting under such Award, calculated in each instance prior to any such share withholding.

D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration or if any spin-off of one or more Subsidiaries results in a substantial reduction in the Fair Market Value per share of the outstanding Common Stock, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may receive Awards under the Plan per calendar year, (iii) the maximum number and/or class of securities for which stock option grants and restricted stock unit awards may subsequently be made under the Automatic Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant Program and (v) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program, the applicable conversion ratios for any performance shares and the cash consideration (if any) payable per share under each such Award. To the extent the foregoing adjustments are to be made to outstanding Awards, such adjustments shall be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those Awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

E. Outstanding Awards under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I. OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation,

(ii) shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the requisite period (if any) necessary to avoid any additional charges to the Corporation’s earnings for financial reporting purposes, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of seven (7) years measured from the grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option held by the Optionee at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

(ii) include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

(iii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

E. Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i) Incentive Options: During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii) Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii) Beneficiary Designations. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. STOCK APPRECIATION RIGHTS

A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B. Types. Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C. Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of

Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III shall be made in shares of Common Stock valued at Fair Market Value on the option surrender date.

3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised after the specified expiration date of the option term.

D. Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of seven (7) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction, provided such common stock is readily tradable on an established U.S. securities exchange or market.

3. Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

4. The distribution with respect to an exercised Stand-alone Right shall be made in shares of Common Stock valued at Fair Market Value on the exercise date.

5. The holder of a Stand-alone Right shall have no shareholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E. Post-Service Exercise. The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.

F. Gross Counting. Upon the exercise of any Tandem or Stand-alone Right under this Section III, the share reserve under Section V of Article One shall be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares actually issued by the Corporation upon such exercise.

IV. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. In the event of a Change in Control, each outstanding Award under the Discretionary Grant Program shall automatically accelerate so that each such Award shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding Award under the Discretionary Grant Program shall not become exercisable on such an accelerated basis if and to the extent: (i) such Award is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Award is to be replaced with a cash retention program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the Award is not otherwise at that time vested and exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule in effect for that Award or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan (iii) the maximum number and/or class of securities which may be issued without cash consideration under the Stock Issuance Program and (iv) the maximum number and/or class of securities for which any one person may receive Awards under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily tradable on an established U.S. securities exchange or market.

E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards rights under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F. The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall become exercisable as to all the shares of Common Stock at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Hostile Take-Over, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding Awards under the Discretionary Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Hostile Take-Over.

H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

V. PROHIBITION ON REPRICING PROGRAMS

The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in equity securities of the Corporation or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining stockholder approval.

ARTICLE III

STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to:

(i) share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, and

(ii) performance share awards under which the actual number of shares of Common Stock issuable under each such award will vary in relation to the Corporation’s success in attaining one or more pre-established performance goals.

A. Issue Price.

1. The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation,

(ii) past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii) any other valid consideration under the Delaware General Corporation Law.

B. Vesting Provisions.

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service. Finally, performance shares may be issued under the Stock Issuance Program, with the actual number of shares of Common Stock to be issued pursuant to those performance shares to vary in relation to the level at which one or more pre-established performance goals are attained.

2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. The performance goals may, at the time they are established for one or more Awards under the Stock Issuance Program, be subject to adjustment for one or more of the following items: extraordinary, unusual or non-recurring items of gain, loss or expense; items of gain, loss or expense related to (a) the disposal of a business or discontinued operations or (b) the operations of any business acquired by Corporation; accruals for reorganization and restructuring cost and expenses; and items of gain, loss or expense attributable to changes in tax laws and regulations, accounting principles or other applicable laws or regulations.

3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

4. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit or other share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II of this Article Three.

7. Outstanding share right awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to share right awards or restricted stock units which were intended, at the time those awards or units were granted, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II of this Article Three.

II. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B. Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such consideration shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily tradable on an established U.S. securities exchange or market.

C. If an Award under the Stock Issuance Program is not assumed or otherwise continued in effect or replaced with a cash retention program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control and provides for the subsequent payout of that value in accordance with the same vesting schedule applicable to those shares, then such Award shall vest, and the shares of Common Stock subject to that Award shall be issued as fully-vested shares, immediately prior to the consummation of the Change in Control.

D. The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction.

E. The Plan Administrator shall also have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Hostile Take-Over.

F. The Plan Administrator’s authority under Paragraphs D and E of this Section II shall also extend to any Awards under the Stock Issuance Program which are intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those issuances, units or awards pursuant to Paragraph D or E of this Section II may result in their loss of performance-based status under Code Section 162(m).

ARTICLE FOUR

AUTOMATIC GRANT PROGRAM

I. TERMS

A. Grant Dates. Grants shall be made pursuant to the Automatic Grant Program in effect under this Article Four as follows:

Initial Grant. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2006 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase not more than ten thousand (10,000) shares of Common Stock and restricted stock units covering not more than an additional five thousand (5,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary. The actual number of shares for which such initial option grant and restricted stock unit award shall be made shall (subject to the respective ten thousand (10,000) and five thousand (5,000)-share limits) be determined by the Plan Administrator at the time of each such grant.

Annual Option Grant. On the date of each annual stockholders meeting, beginning with the 2007 Annual Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase not more than ten thousand (10,000) shares of Common Stock, provided such individual has served as a non-employee Board member for a period of at least twelve (12) months. However, any such continuing non-employee Board member who has served in such capacity for at least three (3) months but less than twelve (12) months shall also be entitled to such an automatic annual option grant; provided, however, that the number of shares subject to his or her Non-Statutory Option shall be reduced and pro-rated by multiplying (i) the number of shares that would have otherwise been subject to such option grant had he or she served as a non-employee Board member for at least twelve (12) months as of the date of the annual stockholders meeting on which that option is granted by (ii) a fraction the numerator of which is the number of whole months (rounded to the closest whole month) such individual has in fact served as a non-employee Board member and the denominator of which is twelve (12). The actual number of shares for which such annual option grants are to be made to each continuing non-employee Board member shall (subject to the ten thousand (10,000)-share limit) be determined by the Plan Administrator on or before the date on which those grants are to be made.

Annual Restricted Unit Award. On the date of each annual stockholders meeting, beginning with the 2007 Annual Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted restricted stock units covering not more than an additional five thousand (5,000) shares of Common Stock, provided such individual has served as a non-employee Board member for a period of at least three (3) months. The actual number of shares for which such annual restricted stock unit awards are to be made to each continuing non-employee Board member shall (subject to the five thousand (5,000)-share limit) be determined by the Plan Administrator on or before the date on which those awards are to be made. Non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual restricted stock awards over their period of continued Board service.

B. Exercise Price.

1. The exercise price per share for each option granted under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C. Option Term. Each option granted under this Article Four shall have a maximum term of seven (7) years measured from the option grant date, subject to earlier termination following the Optionee’s cessation of Service.

D. Exercise and Vesting of Options. Each option granted under this Article Four, whether to a new or continuing non-employee Board member, shall be immediately exercisable for any or all of the option shares as fully-vested shares of Common Stock.

E. Vesting of Restricted Stock Units and Issuance of Shares. The initial restricted stock unit award made to a newly appointed or elected non-employee Board member shall vest in full upon such individual’s completion of one (1)-year of service as a non-employee Board member measured from the award date. Each annual restricted stock unit award made to a continuing non-employee Board member shall vest in full upon the earlier of (i) such individual’s completion of one (1)-year of service as a non-employee Board member measured from the award date or (ii) such individual’s continuation in such Board service through the day immediately preceding the next annual stockholders meeting following such award date. However, each restricted stock unit award held by a non-employee Board member under the Automatic Grant Program will immediately vest in full upon his or her cessation of Board service by reason of death or Permanent Disability. Upon the vesting of each restricted stock unit award made under the Automatic Grant Program, the shares of Common Stock underlying those vested units shall be promptly issued.

F. Limited Transferability of Options. Each option under this Article Four may be assigned in whole or in part during the Optionee’s lifetime to one or more of his or her Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

G. Termination of Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases Service:

(i) The Optionee (or, in the event of Optionee’s death while holding the option, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Service in which to exercise such option.

(ii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

II. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. Should a Change in Control or Hostile Take-Over occur while the individual remains in Service, then the shares of Common Stock which are at that time subject to any outstanding restricted stock units awarded to such individual under the Automatic Grant Program shall, immediately prior to the effective date of such Change in Control or Hostile Take-Over, vest in full and be issued to such individual as soon as administratively practicable thereafter, but in no event later than fifteen (15) business days after the effective date of such Change in Control or Hostile Take-Over.

B. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Automatic Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily tradable on an established U.S. securities exchange or market.

III. REMAINING TERMS

The remaining terms of each grant shall be the same as the terms in effect for option grants made under the Discretionary Grant Program, including the prohibition on repricing contained in Section V of Article Two.

IV. ALTERNATIVE AWARDS

The Compensation Committee shall have full power and authority to award, in lieu of one or more initial or annual automatic option grants under this Article Four, shares of Common Stock or restricted stock units which in each instance have an aggregate Fair Market Value substantially equal to the fair value (as determined for financial reporting purposes in accordance with Financial Accounting Standard 123R or any successor standard) of the automatic option grant which such award replaces. Any such alternative award shall be made at the same time the automatic option grant which it replaces would have been made and shall be subject to such vesting provisions (if any) which the Compensation Committee deems appropriate for such replacement award.

ARTICLE FIVE

MISCELLANEOUS

I. TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon the issuance, exercise or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide any or all Optionees and Participants to whom Awards are made under the Plan (other than the Awards made under the Automatic Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such individuals may become subject in connection with the issuance, exercise or vesting of those Awards. Such right may be provided to any such holder in either or both of the following formats:

Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise or vesting of such Award, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by such individual. The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan.

Stock Delivery: The election to deliver to the Corporation, at the time of the issuance, exercise or vesting of the Award, one or more shares of Common Stock previously acquired by such holder (other than in connection with the issuance exercise or vesting of the shares triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

II. SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan shall become effective on the Plan Effective Date.

B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or stock issuances shall be made under the Predecessor Plan if this Plan is approved by the stockholders at the 2006 Annual Meeting. Such stockholder approval be obtained, then all options outstanding under the Predecessor Plan at the time of the 2006 Annual Meeting shall be transferred to this Plan.

C. The Plan shall terminate upon the earliest to occur of (i) December 6, 2016, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on December 6, 2016, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

IV. AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Common Stock is at the time primarily traded.

B. The Compensation Committee of the Board shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made.

C. Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

V. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS

A. The implementation of the Plan, the grant of any Award and the issuance of shares of Common Stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Annual Meeting shall mean the annual meeting of the Corporation’s shareholders.

B. Automatic Grant Program shall mean the automatic grant program in effect under Article Four of the Plan.

C. Award shall mean any of the following stock or stock-based awards authorized for issuance or grant under the Plan: stock option, stock appreciation right, direct stock issuance, restricted stock or restricted stock unit award, performance share or other stock-based award.

D. Board shall mean the Corporation’s Board of Directors.

E. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

(ii) a stockholder-approved sale, transfer or other disposition (including in whole or in part through one or more licensing arrangements) of all or substantially all of the Corporation’s assets, or

(iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing shareholders.

F. Code shall mean the Internal Revenue Code of 1986, as amended.

G. Common Stock shall mean the Corporation’s common stock.

H. Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

I. Corporation shall mean Immunomedics, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Immunomedics, Inc. which has by appropriate action assumed the Plan.

J. Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

K. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Grant Program in accordance with the eligibility provisions of Articles One and Four.

L. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

M. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

N. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after- hours trading begins) on the Nasdaq National Market on the date in question, as such price is reported by the National Association of Securities Dealers. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

O. Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

P. Hostile Take-Over shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or

(ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders which the Board does not recommend such shareholders to accept.

Q. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

R. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

S. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

T. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

U. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

V. Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Grant Program.

W. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. Participant shall mean any person who is issued shares of Common Stock, restricted stock units, performance shares or other stock-based awards under the Stock Issuance Program.

Y. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

Z. Plan shall mean the Corporation’s 2006 Stock Incentive Plan, as set forth in this document.

AA. Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

BB. Plan Effective Date shall mean the date on which the Plan is approved by the shareholders at the 2006 Annual Meeting.

CC. Predecessor Plan shall mean the Corporation’s 2002 Stock Option Plan as such Plan is in effect immediately prior to the 2006 Annual Meeting.

DD. Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

FF. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

GG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

HH. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

II. Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

JJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

LL. Withholding Taxes shall mean the applicable income and employment withholding taxes to which to which the Optionee or Participant may become subject in connection with the issuance, exercise or vesting of the Award made to him or her under the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF

IMMUNOMEDICS, INC.

December 6, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided.ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Proposal to elect the nominees listed below as the Directors of the Company. NOMINEES:

2.        Proposal to approve the proposed Immunomedics 2006 Stock Incentive Plan authorizing up to 12,000,000 shares of common stock for issuance, which is comprised of 6,736,625 shares of common stock available for issuance under the Immunomedics, Inc. 2002 Stock Option Plan (including 5,349,700 shares subject to outstanding options) and an additional increase of 5,263,375 shares of common stock.

			☐	☐	☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	° David M. Goldenberg ° Cynthia L. Sullivan ° Morton Coleman ° Marvin E. Jaffe ° Brian A. Markison ° Mary E. Paetzold ° Richard R. Pivirotto ° Don C. Stark
		3. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of all Directors (Proposal 1), FOR Proposal 2 and FOR Proposal 3.

If you wish to vote in accordance with the Board of Directors’ recommendations, just sign below. You need not mark any boxes.

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

I/we plan to attend the 2005 Annual Meeting ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IMMUNOMEDICS, INC.

300 AMERICAN ROAD

MORRIS PLAINS, NEW JERSEY 07950

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 6, 2006

IMMUNOMEDICS, INC. BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to theses shares, hereby acknowledges receipt of the Notice and Proxy Statement dated October 23, 2006, in connection with the 2006 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Wednesday, December 6, 2006, at the offices of Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey 07950, and hereby appoints David M. Goldenberg and Cynthia L. Sullivan, and each of them (with full power to act alone), the proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Immunomedics, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders, and at any adjournment or postponement of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of all Directors (Proposal 1), FOR Proposal 2 and FOR Proposal 3.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

IMMUNOMEDICS, INC.

December 6, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-  OR  -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Proposal to elect the nominees listed below as the Directors of the Company. NOMINEES:

2.        Proposal to approve the proposed Immunomedics 2006 Stock Incentive Planauthorizing up to 12,000,000 shares of common stock for issuance, which is comprised of 6,736,625 shares of common stock available for issuance under the Immunomedics, Inc. 2002 Stock Option Plan (including 5,349,700 shares subject to outstanding options) and an additional increase of 5,263,375 shares of common stock

			☐	☐	☐

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	° David M. Goldenberg ° Cynthia L. Sullivan ° Morton Coleman ° Marvin E. Jaffe ° Brian A. Markison ° Mary E. Paetzold ° Richard R. Pivirotto ° Don C. Stark	3. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of all Directors (Proposal 1), FOR Proposal 2 and FOR Proposal 3.

If you wish to vote in accordance with the Board of Directors’ recommendations, just sign below. You need not mark any boxes.

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

I/we plan to attend the 2005 Annual Meeting ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.